                                                                    Exhibit 99.1

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[719,851,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                            GMAC MORTGAGE CORPORATION
                                    SERVICERS

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                                   [HSBC BANK]
                                     TRUSTEE

                               NOVEMBER [16], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                                   TERM SHEET
                               NOVEMBER [16], 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE2
                          $[719,851,000] (APPROXIMATE)
                               SUBJECT TO REVISION

  CLASS       APPROX       COUPON      WAL (YRS)     PAYMENT WINDOW                         EXPECTED   STATED
              SIZE ($)                 (CALL(4)/        (CALL(4)/      PAYMENT   INTEREST     FINAL    FINAL    EXPECTED RATINGS
                                       MATURITY )       MATURITY)       DELAY    ACCRUAL    MATURITY  MATURITY   (FITCH / S&P)
                                                                                                        (4)            (5)
----------  -----------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
CLASS A-1A  236,553,000                            Information not provided hereby                                 AAA / AAA

CLASS A-1B   59,138,000                            Information not provided hereby                                 AAA / AAA

CLASS A-2A  183,926,000  LIBOR + [ ]  1.00 / 1.00  1 - 23 / 1 - 23        0     Actual/360  Oct-2007  Sep-2036     AAA / AAA
                         (1), (2)
CLASS A-2B   83,413,000  LIBOR + [ ]  3.00 / 3.00  23 - 70 / 23 - 70      0     Actual/360  Sep-2011  Sep-2036     AAA / AAA
                         (1), (2)
CLASS A-2C   21,174,000  LIBOR + [ ]  6.06 / 8.04  70 - 73 / 70 - 156     0     Actual/360  Dec-2011  Sep-2036     AAA / AAA
                         (1), (2)
CLASS M-1    66,197,000  LIBOR + [ ]  4.51 / 4.98  42 - 73 / 42 - 144     0     Actual/360  Dec-2011  Sep-2036      NR / AA+
                         (1), (3)
CLASS M-2    24,236,000  LIBOR + [ ]  4.30 / 4.69  39 - 73 / 39 - 121     0     Actual/360  Dec-2011  Sep-2036      NR / AA
                         (1), (3)
CLASS M-3    7,596,000   LIBOR + [ ]  4.25 / 4.58  39 - 73 / 39 - 106     0     Actual/360  Dec-2011  Sep-2036      NR / AA-
                         (1), (3)
CLASS M-4    11,937,000  LIBOR + [ ]  4.23 / 4.50  38 - 73 / 38 - 101     0     Actual/360  Dec-2011  Sep-2036      NR / A+
                         (1), (3)
CLASS M-5    7,234,000   LIBOR + [ ]  4.21 / 4.37  38 - 73 / 38 - 89      0     Actual/360  Dec-2011  Sep-2036      NR / A
                         (1), (3)
CLASS M-6    4,702,000   LIBOR + [ ]  4.20 / 4.25  37 - 73 / 37 - 79      0     Actual/360  Dec-2011  Sep-2036      NR / A-
                         (1), (3)
CLASS B-1    6,511,000   LIBOR + [ ]  4.01 / 4.01  37 - 72 / 37 - 72      0     Actual/360  Nov-2011  Sep-2036     NR / BBB+
                         (1), (3)
CLASS B-2    3,617,000   Fixed (1)    3.63 / 3.63  37 - 56 / 37 - 56     24       30/360    Jul-2010  Sep-2036     NR / BBB

CLASS B-3    3,617,000   Fixed (1)    3.14 / 3.14  37 - 44 / 37 - 44     24       30/360    Jul-2009  Sep-2036     NR / BBB-
----------  -----------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
TOTAL:      719,851,000
==========  ===========  ===========  ===========  ==================  =======  ==========  ========  ========  ================

----------
(1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

(2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

(3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates will increase to 1.5x its respective margin.

(4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

(5)   Latest maturity date for any mortgage loan plus one year.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Colin Sheen                   212-449-3659   colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com

FITCH
Tara Sweeney                  212-908-0347   tara.sweeney@fitchratings.com

STANDARD & Poor's
James Taylor                  212-438-6067   james_taylor@standardandpoors.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


TITLE OF CERTIFICATES     Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                          Asset-Backed Certificates Series 2005-HE2, consisting of:

                          Class A-1A and Class A-1B Certificates (collectively, the "Class A-1 Certificates"), Class A-2A, Class A-2B and Class A-2C Certificates (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"), Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"), and

                          Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates") The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER               Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                 Merrill Lynch Mortgage Investors, Inc.

SELLER                    Merrill Lynch Mortgage Lending, Inc.

SERVICERS                 Wilshire Credit Corporation and Countrywide Home Loan
                          Services LP

MASTER SERVICER           Wells Fargo Bank, N.A.

TRUSTEE                   [HSBC Bank]

SWAP COUNTERPARTY         [ ]. THE SWAP COUNTERPARTY CURRENTLY HAS
                          LONG TERM RATINGS OF ["AAA"] FROM STANDARD & POOR'S,
                          ["AAA"] FROM FITCH RATINGS AND ["AAA"] FROM MOODY'S
                          INVESTORS SERVICE.

CUT-OFF DATE              November 1, 2005

PRICING DATE              On or about November [16], 2005

CLOSING DATE              On or about November [29], 2005

DISTRIBUTION DATES        Distribution of principal and interest on the
                          Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in December
                          2005.

ERISA CONSIDERATIONS      The Offered Certificates will be ERISA eligible as of
                          the Closing Date. However, until the termination of the swap agreement, a transferee that is subject to Title I of ERISA or Section 4975 of the Code will be required to represent that it is covered by one of the Investor Based Exemptions issued by the United States
                          Department of Labor. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered
                          Certificates.

LEGAL INVESTMENT          The Offered Certificates will not constitute
                          "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                For federal income tax purposes, the Trust Fund will
                          include two or more segregated asset pools, with
                          respect to which elections will be made to treat each
                          as a "real estate mortgage investment conduit"
                          ("REMIC").
--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------

OPTIONAL TERMINATION      The Trustee will be required to effect an auction of
                          the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.
                          The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest on the Mortgage Loans, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS            The mortgage loans will consist of fixed and
                          adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") serviced by Wilshire
                          Credit Corporation and Countrywide Loan Services LP, and underwritten in accordance with the underwriting guidelines of eight different originators.
                          Approximately 24.36%, 23.49%, 22.13% and 12.57% were
                          underwritten in accordance with the underwriting guidelines of ComUnity Lending, Fremont Investment &
                          Loan, Acoustic Home Loans and Lime Financial, respectively. The remaining Mortgage Loans were originated by seven different originators, none of which originated mortgage loans representing more than approximately 10.00% of the Mortgage Loans. The information described herein is based on a pool of Mortgage Loans having an aggregate principal balance of approximately $723,472,739, as of the Cut-Off Date.

                          The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE           Approximately $719,851,000

ADMINISTRATIVE FEES       The Servicer, Mortgage Insurer and the Trustee will be
                          paid fees aggregating 88 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS       1. Mortgage Insurance
                          2. Excess interest
                          3. Over-Collateralization
                          4. Subordination
                          5. Net Swap Payments received from the Swap
                             Counterparty (if any)

MORTGAGE INSURANCE        As of the cut-off date, approximately 23% of the
                          mortgage loans will be covered by a mortgage insurance policy issued by PMI Group, Inc. Each Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS  INTEREST          Excess interest cashflow will be available as credit
                          enhancement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------
OVER-COLLATERALIZATION    The over-collateralization ("O/C") amount is equal to
                          the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately
                          0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                          Initial: Approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date
                          Target: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 1.00% of current balance after stepdown
                          Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                          (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):         CLASSES           RATING (F/S)          SUBORDINATION
                           -------           ------------          -------------
                           Class A              AAA/AAA               19.25%
                          Class M-1             NR/AA+                10.10%
                          Class M-2              NR/AA                 6.75%
                          Class M-3             NR/AA-                 5.70%
                          Class M-4             NR /A+                 4.05%
                          Class M-5              NR /A                 3.05%
                          Class M-6             NR /A-                 2.40%
                          Class B-1            NR /BBB+                1.50%
                          Class B-2             NR /BBB                1.00%
                          Class B-3             NR/BBB-                0.50%

CLASS SIZES:               CLASSES           RATING (F/S)           CLASS SIZES
                           -------           ------------           -----------
                           Class A              AAA/AAA               80.75%
                          Class M-1             NR/AA+                 9.15%
                          Class M-2              NR/AA                 3.35%
                          Class M-3             NR/AA-                 1.05%
                          Class M-4             NR /A+                 1.65%
                          Class M-5              NR /A                 1.00%
                          Class M-6             NR /A-                 0.65%
                          Class B-1            NR /BBB+                0.90%
                          Class B-2             NR /BBB                0.50%
                          Class B-3             NR/BBB-                0.50%

INTEREST ACCRUAL          Interest on the Class A Certificates, Class M
                          Certificates and Class B-1 Certificates will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current
                          Distribution Date. Interest on the Class B-2
                          Certificates and the Class B-3 Certificates will accrue in respect of a Distribution Date from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis beginning November 1, 2005.

COUPON STEP UP            If the 10% optional termination does not occur
                          on the first distribution date on which it is possible, (i) the margin on each of the Class A
                          Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B-1 Certificates will increase to 1.5x its respective margin.

----------
(1) The subordination includes the initial over-collateralization level of approximately 0.50%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------
SWAP CONTRACT             The Trust will include a swap derivative contract for
(Preliminary and          the benefit of the Notes (the "Swap Contract") to (i)
Subject to Revision)      protect against interest rate risk from upward
                          movement in one-month LIBOR, (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and (iii) provide additional credit enhancement in respect of the Notes. On each Distribution Date, the Trust will be required to make payments to the Swap Counterparty based on the applicable fixed rate and on the applicable notional balance for the Distribution Date specified in the schedule hereto and the Trust will be entitled to receive payments from the Swap Counterparty based on one-month LIBOR and the applicable notional balance for the Distribution Date specified in the schedule hereto. The payments from the Trust to the Swap Counterparty and from the Swap
                          Counterparty to the Trust on each Distribution Date will be netted so that only the net payment (the "Net
                          Swap Payment") will be paid by the party owing the higher of the two payments on such Distribution Date.
                          Any Net Swap Payment received from the Swap
                          Counterparty will be treated as available interest funds on the relevant Distribution Date.

AVAILABLE FUNDS CAP       The pass-through rates of the Certificates will be
                          subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the excess of (i) the total scheduled interest based on the net mortgage rates in effect on the related due date over (ii) the Net Swap Payment, if any, owed to the Swap Counterparty, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, and for the Class A Certificates, Class M Certificates and Class
                          B-1 Certificates, multiplied by 30 and divided by the actual number of days in the related accrual period.
                          Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT              The trust fund will own a one-month LIBOR cap contract
                          purchased for the benefit of the Class A, Class M and Class B-1 Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 56. Payments received on the cap contract will be available to pay interest to the holders of the Class A, Class M and Class B-1 Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds
                          Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Class
                          M and Class B Certificates have been written down to
                          zero).

MAXIMUM RATE CAP          The pass-through rate of the Certificates will also be
                          subject to the "Maximum Rate Cap", which is a per annum rate equal to, on each distribution date, the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans, less the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL                 If on any Distribution Date the pass-through rate for
REIMBURSEMENT             any class of Certificates is limited by the Available
                          Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and
                          (ii) the lesser of (A) One Month LIBOR and (B) 9.23% per annum (which is the rate shown on page 56), and the aggregate of such shortfalls from previous
                          Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next
                          Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


CASHFLOW PRIORITY         1. Administrative Fees.

                          2. Available interest funds, as follows: to pay to the
                             Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the Trust is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds.

                          3. Available interest funds not used as provided for
                             in paragraph 2 above, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

                          4. Available principal funds, as follows: monthly
                             principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                          5. Excess interest in the order as described under
                             "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                          6. Excess interest to pay subordinate principal
                             shortfalls.

                          7. Excess interest to pay Carryover resulting from
                             imposition of the related Available Funds Cap.

                          8. Excess interest to pay to the Swap Counterparty any
                             swap termination payment owed to the Swap
                             Counterparty pursuant to the Swap Contract in the event that the Swap Counterparty is the defaulting party or the sole affected party under the Swap Contract.

                          9. Any remaining amount will be paid in accordance
                             with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                          Payments received on the Cap Contract will only be available to the Class A, Class M, and Class B-1 Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Class A, Class M, and Class B-1 Certificates will be distributed in respect of other classes of certificates not described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred or the Distribution Date in which the Subordinate Certificates and the Class C Certificates will be reduced to zero after allocation of payment to such Certificates, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially in such order.

      Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


      CLASS A                           38.50%*
      CLASS M-1                         20.20%*
      CLASS M-2                         13.50%*
      CLASS M-3                         11.40%*
      CLASS M-4                         8.10%*
      CLASS M-5                         6.10%*
      CLASS M-6                         4.80%*
      CLASS B-1                         3.00%*
      CLASS B-2                         2.00%*
      CLASS B-3                         1.00%*

      *includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the December 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE CLASS         The first Distribution Date on which the Senior
PRINCIPAL DISTRIBUTION    Enhancement Percentage (i.e., the sum of the
DATE                      outstanding principal balance of the subordinate
                          Certificates and the O/C amount divided by the
                          aggregate stated principal balance of the Mortgage
                          Loans, as of the end of the related due period) is
                          greater than or equal to the Senior Specified
                          Enhancement Percentage (including O/C), which is equal
                          to two times the initial Class A subordination
                          percentage.
                          SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                          38.50%
                          or
                          (18.75%+0.50%)*2


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


STEPDOWN LOSS TRIGGER     The situation that exists with respect to any
EVENT                     Distribution Date after the Stepdown Date, if (a) the
                          quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including
                          Mortgage Loans in foreclosure and REO Properties) and
                          (2) the Stated Principal Balance of all the Mortgage
                          Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [ ]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

                          DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                          ---------------------------     ------------------------
                          December 2008 - November 2009   []% with respect to December 2008, plus an additional 1/12th of
                                                          []% for each month thereafter
                          December 2009 - November 2010   []% with respect to December 2009, plus an additional 1/12th of
                                                          []% for each month thereafter
                          December 2010 - November 2011   []% with respect to December 2010, plus an additional 1/12th of
                                                          []% for each month thereafter
                          December 2011 and thereafter    []%

CLASS A-1 TRIGGER         A Class A-1 Trigger Event is identical to a Step
EVENT                     Down Loss Trigger Event provided that during the
                          period from December 2005 - November 2008 a Required
                          Loss Percentage of [ ]% shall be in effect.

PROSPECTUS                The Offered Certificates will be offered pursuant to a
                          Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES      The following tables describe the mortgage loans and
                          the related mortgaged properties as of the Cut-Off
                          Date. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                      $723,472,739
Aggregate Original Principal Balance                         $725,885,982
Number of Mortgage Loans                                         3,769

                                MINIMUM      MAXIMUM         AVERAGE (1)
                                -------      -------         -----------
Original Principal Balance      $13,100      $960,000          $192,594
Outstanding Principal Balance   $13,073      $953,253          $191,953

                                MINIMUM      MAXIMUM      WEIGHTED AVERAGE (2)
                                -------      -------      --------------------
Original Term (mos)               180           360                356
Stated remaining Term (mos)       171           358                350
Loan Age (mos)                     2            17                  6
Current Interest Rate            4.750%       13.750%            6.942%
Initial Interest Rate Cap(4)     1.000%       6.000%             2.997%
Periodic Rate Cap(4)             1.000%       2.000%             1.107%
Gross Margin(4)                  2.250%       8.950%             6.256%
Maximum Mortgage Rate(4)        10.750%       18.000%            13.175%
Minimum Mortgage Rate(4)         2.250%       10.950%            6.799%
Months to Roll(4)                  3            76                 21
Original Loan-to-Value           13.75%       100.00%            82.27%
Credit Score (3)                  500           836                642

                                                                            EARLIEST         LATEST
                                                                            --------         ------
Maturity Date                                                             02/01/2020     09/01/2035

LIEN POSITION        PERCENT OF MORTGAGE POOL        YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------        ------------------------        -------------------        ------------------------
1st Lien                               97.75%        2004                                          0.93%
2nd Lien                                2.25%        2005                                         99.07%

OCCUPANCY            PERCENT OF MORTGAGE POOL        LOAN PURPOSE               PERCENT OF MORTGAGE POOL
---------            ------------------------        ------------               ------------------------
Primary                                95.48%        Purchase                                     54.81%
Second Home                             0.51%        Refinance - Rate/Term                         3.47%
Investment                              4.01%        Refinance - Cashout                          41.72%

LOAN TYPE            PERCENT OF MORTGAGE POOL        PROPERTY  TYPE             PERCENT OF MORTGAGE POOL
---------            ------------------------        --------------             ------------------------
Fixed Rate                             14.89%        Single Family                                76.16%
ARM                                    85.11%        Planned Unit Development                     12.13%
                                                     Condominium                                   6.92%
                                                     Two- to Four-Family                           4.78%
                                                     Manufactured Home                             0.01%

AMORTIZATION TYPE    PERCENT OF MORTGAGE POOL
-----------------    ------------------------
Fully Amortizing                       55.24%
Interest Only                          40.08%
Balloon                                 4.68%


(1)          Sum of Principal Balance divided by total number of loans.

(2)          Weighted by Outstanding Principal Balance.

(3)          Minimum and Weighting only for loans with scores.

(4)          ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE RATES

                            NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF                   MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
--------------              -----      -----------      ----        ------      -----     -----------      ---       ---        --
5.500% or less                81      $ 23,769,765      3.29%       5.305%       678        $293,454      79.49%    87.93%    66.16%

5.501% to 6.000%             392       100,918,028      13.95       5.850        666         257,444      79.85     76.76     59.89

6.001% to 6.500%             674       159,092,394      21.99       6.328        659         236,042      79.66     56.21     47.01

6.501% to 7.000%             777       174,184,093      24.08       6.782        647         224,175      81.29     43.95     43.69

7.001% to 7.500%             537       102,702,710      14.20       7.290        635         191,253      83.37     43.56     38.63

7.501% to 8.000%             498        75,907,541      10.49       7.764        613         152,425      85.60     46.93     20.03

8.001% to 8.500%             231        33,751,603       4.67       8.306        597         146,111      86.81     49.50     15.02

8.501% to 9.000%             206        26,138,209       3.61       8.757        588         126,885      88.13     49.25      6.35

9.001% to 9.500%              87         9,123,286       1.26       9.292        589         104,865      91.83     58.86     10.76

9.501% to 10.000%            113         8,423,139       1.16       9.772        592          74,541      88.94     32.07      4.18

10.001% to 10.500%            51         3,595,471       0.50      10.283        584          70,499      85.75     44.70      0.00

10.501% to 11.000%            40         2,383,209       0.33      10.789        596          59,580      88.86     55.33      0.00

11.001% to 11.500%            44         1,998,407       0.28      11.314        635          45,418      96.16     35.22      0.00

11.501% to 12.000%            21           777,266       0.11      11.782        605          37,013     100.00     72.31      0.00

12.001% to 12.500%             6           315,925       0.04      12.327        602          52,654      96.95     22.12      0.00

12.501% to 13.000%             5           148,635       0.02      12.998        598          29,727      99.86     48.59      0.00

13.001% to 13.500%             5           187,124       0.03      13.441        631          37,425     100.00      0.00      0.00

13.501% to 14.000%             1            55,933       0.01      13.750        634          55,933     100.00      0.00      0.00
                           -----      ------------    ------       ------        ---        --------     ------     -----     -----
TOTAL:                     3,769      $723,472,739    100.00%       6.942%       642        $191,953      82.27%    53.45%    40.08%
                           =====      ============    ======       ======        ===        ========     ======     =====     =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.942% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF REMAINING         MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
TERMS (MONTHS)              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
------------------          -----      -----------      ----        ------      -----     -----------      ---       ---        --
169 to 180                    361     $ 17,167,228       2.37%      9.525%       651       $ 47,555       95.42%    66.54%     0.00%

229 to 240                     11        1,211,692       0.17       8.272        612        110,154       73.12     61.43      0.00

337 to 348                     10        1,706,041       0.24       7.150        610        170,604       81.66     57.94     50.14

349 to 360                  3,387      703,387,778      97.22       6.876        642        207,673       81.97     53.11     41.11
                            -----     ------------     ------       -----        ---       --------       -----     -----     -----
TOTAL:                      3,769     $723,472,739     100.00%      6.942%       642       $191,953       82.27%    53.45%    40.08%
                            =====     ============     ======       =====        ===       ========       =====     =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
-----------------------      -----     -----------      ----       ------      -----     -----------      ---       ---        --
$50,000 or less               293     $  9,953,781      1.38%      9.623%       646      $ 33,972        94.92%    63.02%      0.00%

$50,001 to $100,000           642       48,263,814      6.67       7.868        629        75,177        84.29     68.01       9.24

$100,001 to $150,000          825      102,549,477     14.17       7.231        628       124,302        81.47     65.68      20.99

$150,001 to $200,000          633      109,946,665     15.20       6.993        633       173,691        81.97     58.37      33.61

$200,001 to $250,000          403       89,855,615     12.42       6.936        640       222,967        81.72     53.88      36.60

$250,001 to $300,000          299       81,929,122     11.32       6.720        644       274,010        81.36     49.06      48.69

$300,001 to $350,000          217       70,012,711      9.68       6.748        643       322,639        81.88     45.61      46.73

$350,001 to $400,000          131       48,926,238      6.76       6.764        635       373,483        82.90     45.71      50.63

$400,001 to $450,000          134       56,952,779      7.87       6.550        651       425,021        82.38     43.04      54.36

$450,001 to $500,000           87       41,264,926      5.70       6.538        665       474,309        82.97     45.33      55.53

$500,001 to $550,000           39       20,497,457      2.83       6.389        668       525,576        81.70     46.30      48.70

$550,001 to $600,000           23       13,111,579      1.81       6.721        656       570,069        81.11     34.74      69.67

$600,001 to $650,000           16       10,094,995      1.40       6.558        673       630,937        82.25     43.94      81.40

$650,001 to $700,000            8        5,451,938      0.75       6.649        651       681,492        82.03     24.99      74.87

$700,001 to $750,000           11        8,042,899      1.11       6.357        664       731,173        81.42     72.55      72.51

$750,001 to $800,000            5        3,901,740      0.54       7.052        686       780,348        85.00     39.92     100.00

$800,001 to $850,000            1          850,000      0.12       5.600        680       850,000        85.00    100.00     100.00

$900,001 to $950,000            1          913,750      0.13       6.300        672       913,750        85.00    100.00     100.00

$950,001 to $1,000,000          1          953,253      0.13       6.100        684       953,253        80.00    100.00       0.00
                            -----     ------------    ------       -----        ---      --------        -----     -----      -----
TOTAL:                      3,769     $723,472,739    100.00%      6.942%       642      $191,953        82.27%    53.45%     40.08%
                            =====     ============    ======       =====        ===      ========        =====     =====      =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,073 to approximately $953,253 and the average outstanding principal balance of the Mortgage Loans was approximately $191,953.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


PRODUCT TYPES

                                NUMBER     AGGREGATE                          WEIGHTED      AVERAGE     WEIGHTED
                                  OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                               MORTGAGE     BALANCE     MORTGAGE   AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES                   LOANS     OUTSTANDING     POOL      COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
-------------                   -----     -----------     ----      ------      -----     -----------      ---       ---        --
15 Year Fixed Loans               18     $  1,619,197     0.22%     7.386%       627        $ 89,955      77.91%    65.36%     0.00%

20 Year Fixed Loans               11        1,211,692     0.17      8.272        612         110,154      73.12     61.43      0.00

30 Year Fixed Loans              484       85,833,656    11.86      6.850        657         177,342      78.79     68.01      5.64

30/15 Balloon Loans              343       15,548,031     2.15      9.748        653          45,330      97.24     66.67      0.00

40/30 Balloon Loans               21        3,530,402     0.49      6.788        620         168,114      70.44     76.51      0.00

6 Month LIBOR Loans                2          903,983     0.12      7.143        671         451,992      80.00      0.00    100.00

2/28 LIBOR Loans               2,402      511,516,377    70.70      6.919        639         212,954      82.74     48.91     46.70

2/28 LIBOR Loans - 40 Year Am     57       13,392,096     1.85      7.214        590         234,949      79.33     41.94      0.00

3/27 LIBOR Loans                 388       78,199,250    10.81      6.675        648         201,544      82.35     65.83     53.20

3/27 LIBOR Loans - 40 Year Am      8        1,380,687     0.19      7.296        632         172,586      84.81     56.32      0.00

5/25 LIBOR Loans                  33        9,459,504     1.31      6.100        661         286,652      75.33     55.01     30.48

7/23 LIBOR Loans                   2          877,863     0.12      5.561        651         438,932      64.30     21.57    100.00
                               -----     ------------   -------     ------       ---        --------      ------    ------   -------
TOTAL:                         3,769     $723,472,739   100.00%     6.942%       642        $191,953      82.27%    53.45%    40.08%
                               =====     ============   ======      =====        ===        ========      =====     =====    ======

AMORTIZATION TYPE

                                NUMBER     AGGREGATE                           WEIGHTED      AVERAGE     WEIGHTED
                                  OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                               MORTGAGE     BALANCE     MORTGAGE   AVERAGE     CREDIT       BALANCE      ORIGINAL   FULL     PERCENT
AMORTIZATION TYPE               LOANS     OUTSTANDING     POOL      COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
-----------------               -----     -----------     ----      ------      -----     -----------      ---       ---        --
Fully Amortizing                 2,255   $399,626,280     55.24%    7.106%       627        $177,218      81.39%    52.85%     0.00%

Balloon                            429     33,851,216      4.68     8.337        624          78,907       86.85     57.49      0.00

24 Month Interest-Only              75     16,794,641      2.32     6.939        656         223,929       83.18     38.75    100.00

36 Month Interest-Only               3      1,013,200      0.14     5.695        643         337,733       83.38    100.00    100.00

60 Month Interest-Only           1,006    271,907,419     37.58     6.533        664         270,286       82.94     54.63    100.00

120 Month Interest-Only              1        279,983      0.04     6.625        633         279,983       80.00      0.00    100.00
                                 -----   ------------    ------     -----        ---        --------      -----     -----     -----
TOTAL:                           3,769   $723,472,739    100.00%    6.942%       642        $191,953      82.27%    53.45%    40.08%
                                 =====   ============    ======     =====        ===        ========      =====     =====     =====

ADJUSTMENT TYPE

                           NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE            LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
---------------            -----      -----------      ----        ------      -----     -----------      ---       ---        --
ARM                        2,892      $615,729,762    85.11%        6.881%      640       $212,908      82.48%     50.91%    46.31%
Fixed Rate                   877       107,742,978    14.89         7.290       654        122,854      81.10      67.98      4.49
                           -----      ------------   ------         -----       ---       --------      -----      -----     -----
TOTAL:                     3,769      $723,472,739   100.00%        6.942%      642       $191,953      82.27%     53.45%    40.08%
                           =====      ============   ======         =====       ===       ========      =====      =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
GEOGRAPHIC                 MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
DISTRIBUTION                LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
------------                -----      -----------      ----        ------      -----     -----------      ---       ---        --
Alabama                       30     $  3,504,480         0.48%      8.002%      621        $116,816      85.39%    49.59%     8.72%

Alaska                        13        2,897,902         0.40       7.142       640         222,916      78.64     45.33     49.05

Arizona                      135       23,389,222         3.23       6.816       638         173,253      80.64     64.13     54.51

Arkansas                       6          539,259         0.07       8.548       598          89,876      92.12     82.75      0.00

California                   956      278,395,157        38.48       6.677       644         291,208      80.29     46.50     54.52

Colorado                     105       15,323,183         2.12       7.007       641         145,935      83.20     56.94     48.59

Connecticut                   28        4,767,200         0.66       7.375       632         170,257      82.71     64.41     11.66

Delaware                       2          300,376         0.04       7.962       603         150,188      86.28      0.00      0.00

District of Columbia           5        1,453,627         0.20       7.059       626         290,725      82.75     57.07     71.72

Florida                      719      107,021,392        14.79       7.251       636         148,848      83.71     50.94     26.34

Georgia                       79       12,824,352         1.77       7.312       648         162,334      85.96     58.95     36.37

Hawaii                        28        9,663,950         1.34       6.372       680         345,141      80.79     76.05      4.19

Idaho                         13        1,721,860         0.24       7.249       634         132,451      86.32     61.18     67.88

Illinois                     113       19,205,556         2.65       7.267       637         169,961      83.48     47.45     17.50

Indiana                       35        2,739,152         0.38       7.864       624          78,261      88.94     72.04      3.73

Iowa                          40        3,647,701         0.50       7.771       635          91,193      86.60     83.02      0.00

Kansas                        10        1,734,883         0.24       7.673       607         173,488      88.72     61.25     18.56

Kentucky                      25        2,786,624         0.39       7.390       628         111,465      88.87     79.89     38.98

Louisiana                     12        1,317,953         0.18       7.444       615         109,829      84.31     65.63      0.00

Maine                          1           78,415         0.01       7.000       580          78,415      75.00    100.00      0.00

Maryland                      85       17,908,453         2.48       7.038       625         210,688      80.92     65.79     28.05

Massachusetts                 27        6,975,260         0.96       6.817       654         258,343      85.11     60.12     48.59

Michigan                      67        7,894,296         1.09       7.867       616         117,825      88.75     58.72     23.04

Minnesota                     44        6,519,966         0.90       7.091       649         148,181      86.19     67.64     50.75

Mississippi                    4          275,534         0.04       7.480       640          68,883      84.38    100.00      0.00

Missouri                     130       13,692,912         1.89       7.414       617         105,330      83.10     75.58     18.95

Montana                        2          226,236         0.03       7.637       568         113,118      82.43      0.00     49.51

Nebraska                       2          225,418         0.03       8.517       585         112,709      85.44      0.00      0.00

Nevada                        82       19,475,527         2.69       6.827       645         237,506      81.08     46.62     51.20

New Hampshire                  9        1,696,734         0.23       6.851       602         188,526      75.17     74.76     20.06

New Jersey                    45       10,881,823         1.50       6.854       650         241,818      85.68     56.23     32.69

New Mexico                     4          805,626         0.11       6.328       651         201,406      86.45     79.97     55.29

New York                      70       24,639,319         3.41       6.590       668         351,990      80.68     29.51     18.91

North Carolina                44        5,304,032         0.73       7.415       630         120,546      87.49     77.92     13.47

North Dakota                   1           29,792         0.00       8.875       610          29,792     100.00    100.00      0.00

Ohio                          58        7,611,111         1.05       7.517       661         131,226      91.71     62.51     31.43

Oklahoma                      27        2,299,711         0.32       7.548       625          85,174      85.64     65.42      0.00

Oregon                       105       15,789,396         2.18       6.958       643         150,375      82.71     71.78     36.31

Pennsylvania                  52        4,361,528         0.60       7.457       656          83,876      89.11     62.09     12.85

Rhode Island                   3          653,682         0.09       7.002       705         217,894      90.39     71.44     71.44

South Carolina                18        2,120,769         0.29       8.021       617         117,820      81.01     62.71     20.99

Tennessee                     41        3,484,142         0.48       7.129       648          84,979      86.43     58.60     19.11

Texas                         96       11,603,524         1.60       7.277       630         120,870      83.18     56.44      7.70

Utah                          35        5,261,561         0.73       6.878       656         150,330      84.61     45.87     41.79

Vermont                        1          134,596         0.02       7.850       558         134,596      85.00    100.00      0.00

Virginia                      80       16,273,985         2.25       6.968       639         203,425      82.12     67.46     42.98

Washington                   257       40,891,085         5.65       6.831       644         159,109      83.02     65.84     44.75

West Virginia                  1          144,386         0.02       8.000       704         144,386     100.00      0.00      0.00

Wisconsin                     24        2,980,093         0.41       7.909       638         124,171      88.25     66.24     26.92
                           -----     ------------       ------       -----       ---        --------      -----     -----     -----
TOTAL:                     3,769     $723,472,739       100.00%      6.942%      642        $191,953      82.27%    53.45%    40.08%
                           =====     ============       ======       =====       ===        ========      =====     =====     =====

No more than approximately 0.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
--------------------       -----      -----------      ----        ------      -----     -----------      ---       ---        --
50.00% or less               49      $ 5,595,915       0.77%       6.863%        604       $114,202      38.70%     72.31%     6.73%

50.01% to 55.00%             20        3,582,597       0.50        6.867         592        179,130      52.32      41.20      0.00

55.01% to 60.00%             41        7,421,422       1.03        7.018         604        181,010      57.70      46.53     32.72

60.01% to 65.00%             62       11,375,200       1.57        6.855         587        183,471      63.50      65.27     23.75

65.01% to 70.00%            111       21,660,578       2.99        6.963         601        195,140      68.53      56.04     17.65

70.01% to 75.00%            232       47,694,302       6.59        6.862         629        205,579      74.36      35.65     39.13

75.01% to 80.00%          1,713      368,510,126      50.94        6.599         655        215,126      79.87      46.86     41.93

80.01% to 85.00%            312       67,260,261       9.30        7.031         622        215,578      84.61      60.86     42.84

85.01% to 90.00%            465      100,646,778      13.91        7.180         626        216,445      89.74      68.78     50.50

90.01% to 95.00%            207       35,854,298       4.96        7.712         633        173,209      94.74      68.81     32.46

95.01% to 100.00%           557       53,871,263       7.45        8.306         664         96,717      99.91      62.49     30.08
                          -----     ------------     ------        -----         ---       --------      -----      -----     -----
TOTAL:                    3,769     $723,472,739     100.00%       6.942%        642       $191,953      82.27%     53.45%    40.08%
                          =====     ============     ======        =====         ===       ========      =====      =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.75% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.25% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 96.92%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.45%.

MORTGAGE INSURANCE

                            NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE INSURANCE          LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
------------------          -----      -----------      ----        ------      -----     -----------      ---       ---        --
No Insurance                2,969     $555,982,493      76.85%      6.929%       638        $187,263      79.92%    48.56%    36.34%
PMI-Lender Paid               800      167,490,246      23.15       6.985        655         209,363      90.09     69.68     52.50
                            -----     ------------     ------       -----        ---        --------      -----     -----     -----
TOTAL:                      3,769     $723,472,739     100.00%      6.942%       642        $191,953      82.27%    53.23%    39.71%
                            =====     ============     ======       =====        ===        ========      =====     =====     =====

LOAN PURPOSE

                            NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE                LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
------------                -----      -----------      ----        ------      -----     -----------      ---       ---        --
Purchase                     2,140    $396,557,618      54.81%      6.911%       657        $185,307      83.17%    45.68%    44.47%
Refinance - Cashout          1,492     301,843,042      41.72       6.971        623         202,308      81.06     63.60     34.76
Refinance - Rate Term          137      25,072,079       3.47       7.082        628         183,008      82.59     54.20     34.80
                             -----    ------------     ------       -----        ---        --------      -----     -----     -----
TOTAL:                       3,769    $723,472,739     100.00%      6.942%       642        $191,953      82.27%    53.45%    40.08%
                             =====    ============     ======       =====        ===        ========      =====     =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


PROPERTY TYPE

                            NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE               LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV       DOC        IO
-------------               -----      -----------      ----        ------      -----     -----------      ---       ---        --
Single Family               2,891      $551,018,643     76.16%      6.947%       639        $190,598      82.24%    54.50%    39.85%

Planned Unit Development      451        87,729,315     12.13       6.934        638         194,522      81.98     53.58     41.89

Condominium                   285        50,034,286      6.92       6.851        658         175,559      82.25     54.26     47.73

Two- to Four-Family           141        34,606,244      4.78       7.008        676         245,434      83.56     35.15     28.23

Manufactured Housing            1            84,250      0.01       6.950        734          84,250      75.00    100.00      0.00
                            -----      ------------    ------       -----        ---        --------      -----     -----     -----
TOTAL:                      3,769      $723,472,739    100.00%      6.942%       642        $191,953      82.27%    53.45%    40.08%
                            =====      ============    ======       =====        ===        ========      =====     =====     =====

DOCUMENTATION

                                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
COMUNITY UNDERWRITING GUIDELINES   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC        IO
--------------------------------   -----     -----------     ----      ------    -----    -----------    ---        ---        --
Full Documentation                   811    $121,893,828    16.85%     6.840%     623      $150,301     80.48%    100.00%    30.01%

Stated Income                        290      54,152,371     7.49      7.240      635       186,732     80.04       0.00     32.68

No Income/No Asset                     1         211,077     0.03      6.750      681       211,077     80.00       0.00      0.00

Reduced Documentation                  1          15,543     0.00     10.000      640        15,543    100.00       0.00      0.00
                                   -----    ------------    -----     ------      ---      --------    ------     ------     -----
  SUB-TOTAL:                       1,103    $176,272,820    24.36%     6.963%     627      $159,812     80.35%     69.15%    30.79%

FREMONT UNDERWRITING GUIDELINES

Full Documentation                   410    $103,313,097    14.28%     6.398%     660      $251,983     84.37%    100.00%    56.68%

Stated Income                        201      60,104,601     8.31      6.664      664       299,028     79.38       0.00     23.17

Easy Documentation                    21       6,545,352     0.90      6.480      657       311,683     84.39       0.00     64.14
                                   -----    ------------    -----     ------      ---      --------    ------     ------     -----
  SUB-TOTAL:                         632    $169,963,050    23.49%     6.495%     661      $268,929     82.60%     60.79%    45.12%

ACOUSTIC UNDERWRITING GUIDELINES

Stated Income                        377     $80,819,741    11.17%     7.263%     635      $214,376     79.72%      0.00%    37.81%

Full Documentation                   380      69,416,379     9.59      6.874      610       182,675     81.92     100.00     35.31

Limited Documentation                 40       9,870,310     1.36      6.674      642       246,758     81.14       0.00     53.06
                                   -----    ------------    -----     ------      ---      --------    ------     ------     -----
  SUB-TOTAL:                         797    $160,106,431    22.13%     7.058%     625      $200,886     80.76%     43.36%    37.67%

LIME UNDERWRITING GUIDELINES

Stated Income                        187     $49,725,938     6.87%     6.823%     671      $265,914     79.49%      0.00%    72.82%

Full Documentation                   197      38,103,836     5.27      6.501      644       193,420     80.54     100.00     49.39

Lite Documentation                    10       3,082,858     0.43      6.695      666       308,286     83.27       0.00     75.75
                                   -----    ------------    -----     ------      ---      --------    ------     ------     -----
  SUB-TOTAL:                         394     $90,912,632    12.57%     6.684%     660      $230,743     80.06%     41.91%    63.10%

OTHER UNDERWRITING GUIDELINES

Full Documentation                   409     $53,973,425    7.46%     7.535%      630      $131,964     90.32%    100.00%    32.58%

Stated Income                        266      44,519,036     6.15      7.625      656       167,365     85.35       0.00     37.97

All Other Documentation              168      27,725,346     3.83      7.475      655       165,032     87.87       0.00     24.80
                                   -----    ------------    -----     ------      ---      --------    ------     ------     -----
  SUB-TOTAL:                         843    $126,217,807    17.45%     7.554%     645      $149,725     88.03%     42.76%    32.77%
                                   -----    ------------   ------      -----      ---      --------     -----     ------     -----
TOTAL:                             3,769    $723,472,739   100.00%     6.942%     642      $191,953     82.27%     53.45%    40.08%
                                   =====    ============   ======      =====      ===      ========     =====     ======     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


OCCUPANCY

                  NUMBER        AGGREGATE                                 WEIGHTED     AVERAGE       WEIGHTED
                    OF          PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                 MORTGAGE        BALANCE        MORTGAGE       AVERAGE     CREDIT      BALANCE       ORIGINAL      FULL     PERCENT
OCCUPANCY         LOANS        OUTSTANDING        POOL         COUPON      SCORE     OUTSTANDING       LTV         DOC         IO
---------         -----        -----------        ----         ------      -----     -----------       ---         ---         --
Primary           3,554       $690,748,608        95.48%        6.924%      640       $194,358        82.39%      53.72%     40.61%

Investment          193         29,035,290         4.01         7.389       672        150,442        79.74       45.81      27.54

Second Home          22          3,688,842         0.51         6.811       685        167,675        79.83       62.24      39.51
                  -----       ------------       ------         -----       ---       --------        -----       -----      -----
TOTAL:            3,769       $723,472,739       100.00%        6.942%      642       $191,953        82.27%      53.45%     40.08%
                  =====       ============       ======         =====       ===       ========        =====       =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                          NUMBER       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                            OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE       MORTGAGE       BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
(MONTHS)                  LOANS       OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
--------                  -----       -----------      ----        ------      -----     -----------      ---        ---        --
 2                           24      $  3,345,305      0.46%        7.901%      617       $139,388       80.06%     22.87%     6.32%

 3                          529        93,982,928     12.99         7.173       621        177,661       79.97      46.63     34.04

 4                          741       141,926,353     19.62         7.141       622        191,534       81.31      48.61     40.05

 5                          526        95,875,273     13.25         7.064       645        182,272       83.27      53.08     34.71

 6                          655        97,651,826     13.50         7.263       645        149,087       84.46      53.15     34.14

 7                        1,028       229,242,358     31.69         6.596       657        222,998       82.11      57.90     44.19

 8                          182        41,634,321      5.75         6.631       653        228,760       84.04      69.23     53.80

 9                           55        12,997,998      1.80         6.701       654        236,327       83.06      49.59     58.11

10                           13         3,690,406      0.51         6.840       661        283,877       83.60       9.51     42.64

11                            6         1,419,929      0.20         6.444       616        236,655       83.24      70.36     46.40

12                            1           383,400      0.05         6.150       629        383,400       90.00     100.00    100.00

14                            6           794,872      0.11         7.578       628        132,479       82.28      40.62     59.38

15                            2           245,485      0.03         8.217       601        122,743       80.00       0.00      0.00

17                            1           282,284      0.04         6.375       544        282,284       70.00     100.00      0.00
                          -----      ------------    ------         -----       ---       --------       -----     ------     -----
TOTAL:                    3,769      $723,472,739    100.00%        6.942%      642       $191,953       82.27%     53.45%    40.08%
                          =====      ============    ======         =====       ===       ========       =====     ======     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT      MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
PENALTY TERM              LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------              -----       -----------       ----       ------      -----     -----------      ---        ---        --
None                        622      $ 96,981,815       13.41%     7.385%       647       $155,919       85.06%     54.54%    28.73%

6 Months                      1           341,186        0.05      7.500        600        341,186       90.00       0.00      0.00

12 Months                   155        42,251,066        5.84      6.892        663        272,588       81.92      46.50     44.31

21 Months                     1           348,000        0.05      6.750        667        348,000       80.00       0.00    100.00

24 Months                 2,152       434,192,835       60.02      6.925        636        201,762       82.25      49.14     45.46

30 Months                     5           785,071        0.11      6.755        600        157,014       80.88      78.14     27.61

36 Months                   829       147,538,023       20.39      6.716        649        177,971       80.64      67.75     30.28

60 Months                     4         1,034,744        0.14      6.848        660        258,686       74.20      23.46     76.54
                          -----      ------------      ------      -----        ---       --------       -----      -----     -----
TOTAL:                    3,769      $723,472,739      100.00%     6.942%       642       $191,953       82.27%     53.45%    40.08%
                          =====      ============      ======      =====        ===       ========       =====      =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                  NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                    OF         PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE      PERCENT
RANGE OF         MORTGAGE       BALANCE         MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL       PERCENT
CREDIT SCORES     LOANS       OUTSTANDING         POOL        COUPON      SCORE     OUTSTANDING       LTV          DOC         IO
-------------     -----       -----------         ----        ------      -----     -----------       ---          ---         --
500                  3       $    366,522         0.05%        8.350%      500       $122,174        74.44%       45.66%      0.00%

501 to 525         101         17,594,158         2.43         8.367       516        174,200        74.53        53.88       0.00

526 to 550         207         36,425,648         5.03         7.924       539        175,969        79.51        68.75       1.85

551 to 575         221         37,358,041         5.16         7.721       563        169,041        81.25        60.19       6.99

576 to 600         435         67,966,187         9.39         7.318       589        156,244        82.49        69.57      23.70

601 to 625         559         98,782,610        13.65         7.059       614        176,713        82.50        59.29      31.27

626 to 650         698        139,102,268        19.23         6.786       639        199,287        82.70        56.11      47.89

651 to 675         627        135,520,902        18.73         6.683       662        216,142        82.24        46.18      51.95

676 to 700         436         90,701,370        12.54         6.583       687        208,031        83.41        46.71      51.69

701 to 725         243         50,267,779         6.95         6.509       712        206,863        82.89        40.27      59.60

726 to 750         138         28,499,497         3.94         6.544       737        206,518        82.49        41.80      52.65

751 to 775          61         13,415,130         1.85         6.711       760        219,920        86.42        44.37      63.41

776 to 800          36          6,589,866         0.91         6.618       783        183,052        80.85        38.88      23.57

801 to 825           3            797,520         0.11         7.204       802        265,840        80.00         0.00     100.00

826 to 836           1             85,241         0.01         6.350       836         85,241        77.36         0.00       0.00
                 -----       ------------       ------         -----       ---       --------        -----        -----      -----
TOTAL:           3,769       $723,472,739       100.00%        6.942%      642       $191,953        82.27%       53.45%     40.08%
                 =====       ============       ======         =====       ===       ========        =====        =====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 836 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADES

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
COMUNITY UNDERWRITING GUIDELINES   LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING     LTV      DOC       IO
--------------------------------   -----     -----------     ----       ------     -----    -----------     ---      ---       --
AAA                                  71     $ 12,868,109      1.78%       6.422%     689     $181,241      81.61%   59.91%   40.26%

AA+                                 864      136,373,161     18.85        6.895      631      157,839      81.15    68.52    34.34

AA                                   52        6,861,762      0.95        7.425      611      131,957      78.97    72.96    16.40

A-                                   39        7,533,062      1.04        7.413      565      193,155      75.31    66.94     8.10

B                                    50        7,743,859      1.07        7.664      571      154,877      75.45    86.31     4.57

C                                    22        4,321,133      0.60        7.770      564      196,415      72.40    79.48     0.00

C-                                    3          352,099      0.05        9.027      556      117,366      60.16   100.00     0.00

No Grade                              2          219,634      0.03        6.923      692      109,817      83.99   100.00    80.07
                                  -----     ------------    ------        -----      ---     --------      -----    -----    -----
  SUB-TOTAL:                      1,103     $176,272,820     24.36%       6.963%     627     $159,812      80.35%   69.15%   30.79%

FREMONT UNDERWRITING GUIDELINES

A+XP                                317     $ 86,150,284     11.91%       6.443%     663     $271,767      82.56%   64.30%   50.88%

A+XT                                287       75,706,983     10.46        6.534      662      263,787      82.81    56.55    38.21

AXP                                  16        5,234,992      0.72        6.545      646      327,187      82.11    67.49    64.19

AXTC                                  6        1,205,622      0.17        6.294      632      200,937      80.00   100.00    15.59

AXTH                                  1          371,830      0.05        7.150      611      371,830      95.00   100.00   100.00

A-XP                                  4          980,098      0.14        6.753      644      245,025      73.73     0.00     0.00

BXP                                   1          313,242      0.04        9.950      523      313,242      75.00     0.00     0.00
                                  -----     ------------    ------        -----      ---     --------      -----    -----    -----
  SUB-TOTAL:                        632     $169,963,050     23.49%       6.495%     661     $268,929      82.60%   60.79%   45.12%

ACOUSTIC UNDERWRITING GUIDELINES

AA                                  466     $102,366,094     14.15%       6.751%     638     $219,670      80.90%   43.19%   44.52%

A                                   250       43,039,582      5.95        7.288      618      172,158      80.89    38.66    32.36

A-                                   31        5,443,696      0.75        8.477      561      175,603      83.46    46.26    14.75

B                                    34        6,455,929      0.89        8.215      556      189,880      80.85    57.84     0.00

C                                     9        1,511,410      0.21        8.351      556      167,934      72.09    74.29     0.00

C-                                    7        1,289,720      0.18       10.463      518      184,246      63.16    92.03     0.00
                                  -----     ------------    ------        -----      ---     --------      -----    -----    -----
  SUB-TOTAL:                        797     $160,106,431     22.13%       7.058%     625     $200,886      80.76%   43.36%   37.67%

LIME UNDERWRITING GUIDELINES

AAA                                  12     $  3,260,515      0.45%       6.724%     690     $271,710      82.20%   35.22%   59.74%

AA                                  341       78,894,500     10.90        6.614      667      231,362      80.53    40.85    68.22

A                                    25        5,893,601      0.81        7.063      587      235,744      77.57    56.43    19.57

B                                     4          816,711      0.11        7.804      614      204,178      69.59    13.75    40.59

B-                                    5          730,920      0.10        7.496      598      146,184      70.03    40.14    15.70

C                                     5        1,104,559      0.15        7.869      575      220,912      70.75    71.14     0.00

C-                                    2          211,826      0.03        8.343      561      105,913      63.31   100.00     0.00
                                  -----     ------------    ------        -----      ---     --------      -----    -----    -----
  SUB-TOTAL:                        394     $ 90,912,632     12.57%       6.684%     660     $230,743      80.06%   41.91%   63.10%

OTHER UNDERWRITING GUIDELINES

All Other Credit Grades             843     $126,217,807     17.45%       7.554%     645     $149,725      88.03%   42.76%   32.77%
                                  -----     ------------    ------        -----      ---     --------      -----    -----    -----
TOTAL:                            3,769     $723,472,739    100.00%       6.942%     642     $191,953      82.27%   53.45%   40.08%
                                  =====     ============    ======        =====      ===     ========      =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER       AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                         OF         PRINCIPAL       PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF              MORTGAGE       BALANCE         MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
GROSS MARGINS          LOANS       OUTSTANDING         POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------          -----       -----------         ----       ------      -----     -----------      ---        ---        --
2.001% to 2.500%         1      $    175,860           0.03%       6.250%      692       $175,860       80.00%    100.00%    100.00%

2.501% to 3.000%         2           469,378           0.08        5.919       680        234,689       75.96      40.35     100.00

3.001% to 3.500%        23         3,971,693           0.65        7.196       710        172,682       93.06      17.46      23.14

3.501% to 4.000%        22         5,040,047           0.82        6.484       652        229,093       75.73      15.81      43.65

4.001% to 4.500%        23         3,851,351           0.63        6.613       636        167,450       82.09      57.77      14.55

4.501% to 5.000%        53        11,150,584           1.81        6.203       676        210,388       79.92      55.20      58.18

5.001% to 5.500%       414        98,313,442          15.97        6.340       667        237,472       80.45      46.89      63.05

5.501% to 6.000%       612       122,267,854          19.86        6.734       650        199,784       81.77      44.18      50.86

6.001% to 6.500%       466        97,808,254          15.88        6.948       627        209,889       83.02      55.04      41.47

6.501% to 7.000%     1,171       257,387,883          41.80        7.078       627        219,802       83.24      55.46      41.60

7.001% to 7.500%        64         9,047,309           1.47        8.233       626        141,364       87.57      41.73      21.73

7.501% to 8.000%        25         4,338,120           0.70        8.530       596        173,525       83.08      47.25      13.44

8.001% to 8.500%        10         1,132,691           0.18        9.063       608        113,269       86.86      39.86       0.00

8.501% to 9.000%         6           775,297           0.13        9.762       632        129,216       91.44      32.39       0.00
                     -----      ------------         ------        -----       ---       --------       -----      -----      -----
TOTAL:               2,892      $615,729,762         100.00%       6.881%      640       $212,908       82.48%     50.91%     46.31%
                     =====      ============         ======        =====       ===       ========       =====      =====      =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.256% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                         NUMBER       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                          OF         PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM        MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
MORTGAGE RATES           LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
--------------           -----       -----------       ----       ------      -----     -----------      ---        ---        --
11.000% or less             6      $  1,242,621        0.20%       5.118%      686       $207,103       73.74%     40.37%    67.30%

11.001% to 11.500%         58        16,517,476        2.68        5.356       680        284,784       80.28      88.79     77.57

11.501% to 12.000%        236        59,314,992        9.63        5.826       665        251,335       78.38      66.87     64.76

12.001% to 12.500%        384        87,408,554       14.20        6.287       656        227,626       79.19      54.85     57.96

12.501% to 13.000%        551       129,848,053       21.09        6.560       647        235,659       82.13      53.16     53.61

13.001% to 13.500%        529       116,759,213       18.96        6.889       645        220,717       82.86      44.36     41.82

13.501% to 14.000%        498       103,629,296       16.83        7.263       628        208,091       83.92      42.88     37.21

14.001% to 14.500%        277        48,816,732        7.93        7.814       614        176,234       86.10      45.05     36.59

14.501% to 15.000%        200        30,872,074        5.01        8.389       593        154,360       87.54      43.00     16.53

15.001% to 15.500%         57         7,958,701        1.29        8.833       579        139,626       90.13      57.51     14.69

15.501% to 16.000%         56         7,132,876        1.16        9.282       588        127,373       86.44      32.10      9.54

16.001% to 16.500%         26         4,250,381        0.69        9.687       561        163,476       85.70      51.14     14.35

16.501% to 17.000%         13         1,834,354        0.30       10.175       535        141,104       77.52      51.94      0.00

17.501% to 18.000%          1           144,439        0.02        9.500       637        144,439       95.00     100.00      0.00
                        -----      ------------      ------        -----       ---       --------       -----      -----     -----
TOTAL:                  2,892      $615,729,762      100.00%       6.881%      640       $212,908       82.48%     50.91%    46.31%
                        =====      ============      ======        =====       ===       ========       =====      =====     =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.175% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER      AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED
                       OF        PRINCIPAL         PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
NEXT RATE           MORTGAGE      BALANCE           MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
ADJUSTMENT DATE      LOANS      OUTSTANDING           POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
---------------      -----      -----------           ----       ------      -----     -----------      ---        ---        --
February 2006           1      $    279,983           0.05%       6.625%      633        $279,983      80.00%      0.00%    100.00%

March 2006              1           624,000           0.10        7.375       688         624,000      80.00       0.00     100.00

August 2006             2           245,485           0.04        8.217       601         122,743      80.00       0.00       0.00

September 2006          3           525,016           0.09        7.218       628         175,005      81.14      33.72      66.28

November 2006           1           383,400           0.06        6.150       629         383,400      90.00     100.00     100.00

December 2006           4           837,189           0.14        6.410       617         209,297      85.94      69.14      28.49

January 2007            8         2,346,246           0.38        6.720       664         293,281      82.46      14.96      67.07

February 2007          31         9,281,721           1.51        6.659       648         299,410      85.20      60.63      62.21

March 2007            103        27,170,256           4.41        6.578       655         263,789      85.03      70.28      59.48

April 2007            622       159,112,291          25.84        6.527       653         255,808      83.20      53.36      55.93

May 2007              365        69,423,007          11.27        7.062       641         190,200      83.10      47.92      42.11

June 2007             363        69,118,835          11.23        7.154       640         190,410      84.10      47.09      34.59

July 2007             532       108,543,324          17.63        7.166       620         204,029      81.25      43.56      42.44

August 2007           406        75,264,510          12.22        7.218       619         185,381      80.54      41.60      34.54

September 2007         22         3,125,226           0.51        8.014       612         142,056      82.12      19.75      10.73

December 2007           1           420,312           0.07        6.250       646         420,312      84.99     100.00     100.00

January 2008            1           126,824           0.02        7.500       614         126,824      90.00       0.00       0.00

February 2008           4           879,774           0.14        6.548       681         219,943      81.94      12.95      66.15

March 2008             28         6,453,510           1.05        6.467       655         230,482      85.89      79.38      65.98

April 2008             87        17,569,775           2.85        6.320       668         201,951      82.53      69.19      64.00

May 2008               61        10,543,557           1.71        6.885       642         172,845      85.65      64.12      30.43

June 2008              79        15,959,379           2.59        6.626       661         202,017      81.71      66.52      56.72

July 2008              89        18,638,230           3.03        6.907       629         209,418      81.56      61.75      45.03

August 2008            42         8,435,921           1.37        6.987       627         200,855      78.86      61.75      51.24

September 2008          1            84,624           0.01        7.500       609          84,624      75.00       0.00       0.00

February 2010           3         1,044,590           0.17        5.663       668         348,197      66.56      12.12      87.88

March 2010              1           293,300           0.05        5.000       691         293,300      70.00       0.00     100.00

April 2010             23         6,928,822           1.13        6.120       659         301,253      75.75      62.87       6.92

May 2010                1           173,600           0.03        6.000       632         173,600      80.00     100.00     100.00

June 2010               1           312,000           0.05        6.375       705         312,000      80.00       0.00     100.00

July 2010               4           707,192           0.11        6.915       644         176,798      83.12      77.38     100.00

March 2012              2           877,863           0.14        5.561       651         438,932      64.30      21.57     100.00
                    -----      ------------         ------        -----       ---        --------      -----      -----      -----
TOTAL:              2,892      $615,729,762         100.00%       6.881%      640        $212,908      82.48%     50.91%     46.31%
                    =====      ============         ======        =====       ===        ========      =====      =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

ORIGINATORS

                       NUMBER       AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                         OF         PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                      MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
ORIGINATORS            LOANS       OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-----------            -----       -----------        ----       ------      -----     -----------      ---        ---        --
ComUnity Lending       1,103      $176,272,820       24.36%       6.963%      627       $159,812       80.35%     69.15%     30.79%

Fremont                  632       169,963,050       23.49        6.495       661        268,929       82.60      60.79      45.12

Acoustic                 797       160,106,431       22.13        7.058       625        200,886       80.76      43.36      37.67

Lime Financial           394        90,912,632       12.57        6.684       660        230,743       80.06      41.91      63.10

Other (<10% each)        843       126,217,807       17.45        7.554       645        149,725       88.03      42.76      32.77
                       -----      ------------      ------        -----       ---       --------       -----      -----      -----
TOTAL:                 3,769      $723,472,739      100.00%       6.942%      642       $191,953       82.27%     53.45%     40.08%
                       =====      ============      ======        =====       ===       ========       =====      =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


Aggregate Outstanding Principal Balance      $366,181,193
Aggregate Original Principal Balance         $367,393,878
Number of Mortgage Loans                         2,572

                                    MINIMUM       MAXIMUM     AVERAGE (1)
                                    -------       -------     -----------
Original Principal Balance         $ 13,100      $496,000      $142,844
Outstanding Principal Balance      $ 13,073      $492,654      $142,372

                                                 MINIMUM                        MAXIMUM             WEIGHTED AVERAGE (2)
                                                 -------                        -------             --------------------
Original Term (mos)                                180                            360                       353
Stated remaining Term (mos)                        171                            358                       348
Loan Age (mos)                                      2                             17                         5
Current Interest Rate                            4.875%                         13.750%                    7.167%
Initial Interest Rate Cap(4)                     1.000%                         6.000%                     2.998%
Periodic Rate Cap(4)                             1.000%                         2.000%                     1.088%
Gross Margin(4)                                  2.250%                         8.950%                     6.326%
Maximum Mortgage Rate(4)                         10.875%                        18.000%                   13.356%
Minimum Mortgage Rate(4)                         2.250%                         10.950%                    6.992%
Months to Roll(4)                                   3                             76                         21
Original Loan-to-Value                           13.75%                         100.00%                    82.13%
Credit Score (3)                                   500                            836                       630

                                 EARLIEST                   LATEST
                                 --------                   ------
Maturity Date                   02/01/2020                09/01/2035

LIEN POSITION                           PERCENT OF MORTGAGE POOL                YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------                           ------------------------                -------------------        ------------------------
1st Lien                                                   96.52%               2004                                           0.90%
2nd Lien                                                    3.48%               2005                                          99.10%

OCCUPANCY                               PERCENT OF MORTGAGE POOL                LOAN PURPOSE               PERCENT OF MORTGAGE POOL
---------                               ------------------------                ------------               ------------------------
Primary                                                    92.82%               Purchase                                      34.48%
Second Home                                                 0.82%               Refinance - Rate/Term                          5.77%
Investment                                                  6.36%               Refinance - Cashout                           59.75%

LOAN TYPE                               PERCENT OF MORTGAGE POOL                PROPERTY TYPE              PERCENT OF MORTGAGE POOL
---------                               ------------------------                -------------              ------------------------
Fixed Rate                                                 18.25%               Single Family                                 76.41%
ARM                                                        81.75%               Planned Unit Development                      11.07%
                                                                                Condominium                                    8.10%
                                                                                Two- to Four-Family                            4.39%
                                                                                Manufactured Home                              0.02%

AMORTIZATION TYPE                       PERCENT OF MORTGAGE POOL
-----------------                       ------------------------
Fully Amortizing                                           64.37%
Interest Only                                              29.26%
Balloon                                                     6.37%


----------
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.
(4)   ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE RATES

                            NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                   MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES              LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------------              -----     -----------     ----      ------     -----    -----------    ---       ---       --
5.500% or less                 34    $  6,633,439      1.81%     5.32%      684    $    195,101    79.00%   89.51%   53.16%
5.501% to 6.000%              219      40,895,856     11.17      5.85       665         186,739    78.52    87.85    47.80
6.001% to 6.500%              408      73,539,575     20.08      6.33       651         180,244    78.99    71.60    39.37
6.501% to 7.000%              460      76,725,093     20.95      6.79       638         166,794    80.94    60.39    36.24
7.001% to 7.500%              379      57,412,119     15.68      7.29       621         151,483    81.74    56.81    27.58
7.501% to 8.000%              379      47,925,800     13.09      7.77       603         126,453    85.33    59.10    14.36
8.001% to 8.500%              180      21,418,181      5.85      8.30       594         118,990    85.23    56.38    11.51
8.501% to 9.000%              176      20,092,322      5.49      8.76       590         114,161    87.35    54.45     6.40
9.001% to 9.500%               70       6,257,234      1.71      9.30       587          89,389    91.87    58.26     8.09
9.501% to 10.000%             104       7,001,637      1.91      9.76       593          67,323    88.76    35.20     5.03
10.001% to 10.500%             47       2,995,826      0.82     10.28       586          63,741    88.44    39.83     0.00
10.501% to 11.000%             36       2,075,657      0.57     10.77       591          57,657    87.48    54.12     0.00
11.001% to 11.500%             43       1,872,668      0.51     11.31       627          43,550    95.90    37.59     0.00
11.501% to 12.000%             21         777,266      0.21     11.78       605          37,013   100.00    72.31     0.00
12.001% to 12.500%              5         166,827      0.05     12.39       590          33,365   100.00    41.89     0.00
12.501% to 13.000%              5         148,635      0.04     12.99       598          29,727    99.86    48.59     0.00
13.001% to 13.500%              5         187,124      0.05     13.44       631          37,425   100.00     0.00     0.00
13.501% to 14.000%              1          55,933      0.02     13.75       634          55,933   100.00     0.00     0.00
                            -----    ------------    ------     -----       ---    ------------   ------    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%     7.16%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============   ======    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.167% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
------------------------    -----    -----------      ----      ------     -----   -----------     ---       ---       --
169 to 180                    323    $ 12,915,942      3.53%    9.821%      650    $     39,987    96.43%   63.58%    0.00%
229 to 240                     10       1,062,595      0.29     7.714       612         106,259    70.26    70.05     0.00
337 to 348                      6         712,170      0.19     7.622       557         118,695    78.58    84.97     0.00
349 to 360                  2,233     351,490,487     95.99     7.067       629         157,407    81.64    64.04    30.49
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-----------------------      -----    -----------      ----      ------     -----   -----------     ---       ---       --
$50,000 or less                289    $  9,785,399      2.67%    9.631%      645    $     33,860    94.96%   63.37%    0.00%
$50,001 to $100,000            587      43,827,823     11.97     7.856       628          74,664    83.88    67.46     9.17
$100,001 to $150,000           674      83,433,773     22.78     7.205       625         123,789    81.18    69.24    20.59
$150,001 to $200,000           454      78,646,296     21.48     7.020       628         173,230    81.96    64.82    34.02
$200,001 to $250,000           263      58,461,679     15.97     7.006       632         222,288    81.50    60.24    32.22
$250,001 to $300,000           164      44,950,389     12.28     6.754       632         274,088    80.44    58.54    44.54
$300,001 to $350,000           119      38,536,454     10.52     6.825       630         323,836    81.78    62.89    45.64
$350,001 to $400,000            14       4,988,889      1.36     6.692       630         356,349    83.17    42.63    21.47
$400,001 to $450,000             4       1,682,999      0.46     6.853       675         420,750    88.85    49.20   100.00
$450,001 to $500,000             4       1,867,492      0.51     6.288       675         466,873    81.23    75.36     0.00
                             -----    ------------    ------     -----       ---    ------------    -----    -----   ------
TOTAL:                       2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                             =====    ============    ======     =====       ===    ============    =====    =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,073 to approximately $492,654 and the average outstanding principal balance of the Mortgage Loans was approximately $142,372.

PRODUCT TYPES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------     ---       ---       --
15 Year Fixed Loans            14    $    690,184      0.19%    7.839%      639    $     49,299    79.24%   91.47%    0.00%
20 Year Fixed Loans            10       1,062,595      0.29     7.714       612         106,259    70.26    70.05     0.00
30 Year Fixed Loans           364      50,465,209     13.78     6.949       652         138,641    78.51    74.77     5.48
30/15 Balloon Loans           309      12,225,758      3.34     9.933       651          39,566    97.40    62.00     0.00
40/30 Balloon Loans            16       2,390,057      0.65     6.798       617         149,379    66.30    77.86     0.00
6 Month LIBOR Loans             1         279,983      0.08     6.625       633         279,983    80.00     0.00   100.00
2/28 LIBOR Loans            1,530     245,227,613     66.97     7.123       624         160,279    82.54    61.17    35.27
2/28 LIBOR Loans -
 40 Year Am                    41       7,315,772      2.00     7.471       578         178,433    76.72    50.47     0.00
3/27 LIBOR Loans              265      42,243,182     11.54     6.892       635         159,408    82.00    70.79    37.92
3/27 LIBOR Loans -
 40 Year Am                     8       1,380,687      0.38     7.296       632         172,586    84.81    56.32     0.00
5/25 LIBOR Loans               13       2,710,758      0.74     6.338       654         208,520    78.58    56.16    51.56
7/23 LIBOR Loans                1         189,394      0.05     4.875       750         189,394    70.00   100.00   100.00
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


AMORTIZATION TYPE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-----------------           -----    -----------      ----      ------     -----   -----------     ---       ---       --
Fully Amortizing            1,639    $235,716,037     64.37%    7.249%      618    $    143,817    81.17%   63.66%    0.00%
Balloon                       374      23,312,274      6.37     8.683       623          62,332    86.98    59.67     0.00
24 Month Interest-Only         44       7,493,962      2.05     6.850       656         170,317    82.53    45.51   100.00
36 Month Interest-Only          2         562,000      0.15     6.252       639         281,000    86.09   100.00   100.00
60 Month Interest-Only        512      98,816,937     26.99     6.646       657         193,002    83.21    67.49   100.00
120 Month Interest-Only         1         279,983      0.08     6.625       633         279,983    80.00     0.00   100.00
                            -----    ------------    ------     -----       ---    ------------    -----   ------   ------
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====   ======   ======

ADJUSTMENT TYPE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
---------------             -----    -----------      ----      ------     -----   -----------     ---       ---       --
ARM                         1,859    $299,347,391     81.75%    7.091%      625    $    161,026    82.29%   62.17%   34.87%
Fixed Rate                    713      66,833,802     18.25     7.511       650          93,736    81.40    72.65     4.14
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
GEOGRAPHIC                 MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
DISTRIBUTION                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
------------                -----    -----------      ----      ------     -----   -----------     ---       ---       --
Alabama                        19    $  1,646,800      0.45%    8.002%      623    $     86,674    85.91%   59.08%   18.55%
Alaska                          9       1,861,222      0.51     6.987       626         206,802    77.88    62.99    28.26
Arizona                        92      12,864,758      3.51     6.932       626         139,834    80.45    74.76    38.23
Arkansas                        6         539,259      0.15     8.548       598          89,876    92.12    82.75     0.00
California                    440      90,898,166     24.82     6.920       619         206,587    77.23    58.21    35.66
Colorado                       91      12,016,031      3.28     7.050       641         132,044    83.29    64.93    51.33
Connecticut                    26       4,309,890      1.18     7.457       632         165,765    83.00    68.56    12.90
Delaware                        2         300,376      0.08     7.962       603         150,188    86.28     0.00     0.00
District of Columbia            4       1,035,127      0.28     7.133       607         258,782    79.82    39.72    60.28
Florida                       498      58,614,893     16.01     7.475       623         117,701    83.92    58.56    17.96
Georgia                        64       8,812,318      2.41     7.339       636         137,692    86.58    67.90    33.40
Hawaii                         18       4,860,703      1.33     6.367       686         270,039    80.78    57.53     8.33
Idaho                           8         794,748      0.22     7.312       647          99,343    87.69    84.77    46.72
Illinois                       94      14,774,737      4.03     7.233       639         157,178    82.73    56.20    19.63
Indiana                        32       2,510,412      0.69     7.810       623          78,450    87.93    71.48     4.08
Iowa                           38       3,345,690      0.91     7.704       637          88,044    86.33    81.48     0.00
Kansas                          7         825,876      0.23     7.161       630         117,982    83.42    89.67     0.00
Kentucky                       22       2,417,266      0.66     7.557       616         109,876    89.65    81.96    32.54
Louisiana                       9         741,862      0.20     7.713       618          82,429    87.65    87.41     0.00
Maine                           1          78,415      0.02     7.000       580          78,415    75.00   100.00     0.00
Maryland                       69      12,673,180      3.46     7.175       623         183,669    80.89    72.06    29.67
Massachusetts                  17       3,933,843      1.07     6.574       652         231,403    82.71    67.95    38.16
Michigan                       60       6,372,302      1.74     7.782       627         106,205    88.09    54.95    28.54
Minnesota                      42       6,060,643      1.66     7.109       644         144,301    85.76    68.27    50.10
Mississippi                     4         275,534      0.08     7.480       640          68,883    84.38   100.00     0.00
Missouri                      122      12,422,307      3.39     7.474       615         101,822    83.03    77.32    18.09
Montana                         2         226,236      0.06     7.637       568         113,118    82.43     0.00    49.51
Nebraska                        2         225,418      0.06     8.517       585         112,709    85.44     0.00     0.00
Nevada                         48       9,134,462      2.49     6.908       630         190,301    80.53    63.95    40.02
New Hampshire                   9       1,696,734      0.46     6.851       602         188,526    75.17    74.76    20.06
New Jersey                     29       5,686,321      1.55     6.892       650         196,080    85.03    61.19    39.68
New Mexico                      2         360,226      0.10     6.218       664         180,113    80.00    55.21     0.00
New York                       18       4,312,667      1.18     6.434       675         239,593    80.38    49.79    22.61
North Carolina                 36       3,948,885      1.08     7.238       644         109,691    87.33    85.53    18.09
North Dakota                    1          29,792      0.01     8.875       610          29,792   100.00   100.00     0.00
Ohio                           49       5,114,183      1.40     7.465       664         104,371    90.29    79.17    20.17
Oklahoma                       21       1,634,005      0.45     7.754       621          77,810    86.59    74.88     0.00
Oregon                         86      11,689,309      3.19     7.020       634         135,922    83.01    77.89    29.23
Pennsylvania                   48       4,013,281      1.10     7.413       660          83,610    88.82    62.22    13.96
Rhode Island                    2         467,000      0.13     6.643       674         233,500    94.55   100.00   100.00
South Carolina                 14       1,624,859      0.44     7.924       616         116,061    78.70    62.07    27.40
Tennessee                      36       2,766,709      0.76     7.288       646          76,853    87.59    67.27     8.17
Texas                          68       5,407,132      1.48     7.715       633          79,517    85.20    66.91     6.16
Utah                           28       3,646,309      1.00     6.919       658         130,225    84.44    54.40    48.83
Vermont                         1         134,596      0.04     7.850       558         134,596    85.00   100.00     0.00
Virginia                       68      11,522,134      3.15     7.062       633         169,443    81.62    73.47    43.19
Washington                    187      24,780,390      6.77     7.085       634         132,515    83.81    66.40    36.94
Wisconsin                      23       2,774,188      0.76     8.002       637         120,617    88.86    63.74    28.92
                            -----    ------------    ------     -----       ---    ------------   ------   ------   ------
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============   ======   ======   ======

No more than approximately 0.62% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
--------------------        -----    -----------      ----      ------     -----   -----------     ---       ---       --
50.00% or less                 45    $  5,163,468      1.41%    6.909%      603    $    114,744    38.51%   75.11%    7.29%
50.01% to 55.00%               17       2,476,215      0.68     6.930       601         145,660    52.38    54.92     0.00
55.01% to 60.00%               37       6,201,323      1.69     6.861       603         167,603    57.80    49.81    39.16
60.01% to 65.00%               59       9,818,423      2.68     6.978       578         166,414    63.49    66.77    13.92
65.01% to 70.00%              100      16,855,718      4.60     7.137       599         168,557    68.55    53.93    17.23
70.01% to 75.00%              152      22,779,426      6.22     7.113       613         149,865    74.15    43.64    30.92
75.01% to 80.00%              966     152,609,474     41.68     6.723       643         157,981    79.78    62.82    30.57
80.01% to 85.00%              241      38,905,114     10.62     7.378       607         161,432    84.62    62.66    27.82
85.01% to 90.00%              325      54,686,152     14.93     7.281       621         168,265    89.68    74.36    39.59
90.01% to 95.00%              162      22,508,795      6.15     7.740       636         138,943    94.69    74.42    23.91
95.01% to 100.00%             468      34,177,084      9.33     8.570       656          73,028    99.91    67.47    24.96
--------------------        -----    -----------     ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
====================        =====    ============    ======     =====       ===    ============    =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.75% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.48% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.25%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.67%.

MORTGAGE INSURANCE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE          LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
------------------          -----    -----------      ----      ------     -----   -----------     ---       ---       --
No Insurance                1,990    $273,079,653     74.58%    7.169%      623    $    137,226    79.40%   60.59%   25.33%
PMI-Lender Paid               582      93,101,540     25.42     7.163       648         159,968    90.13    74.31    40.80
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


LOAN PURPOSE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
------------                -----    -----------      ----      ------     -----   -----------     ---       ---       --
Refinance - Cashout         1,294    $218,776,488     59.75%    7.089%      619    $    169,070    80.47%   66.10%   27.18%
Purchase                    1,150     126,270,326     34.48     7.301       650         109,800    85.09    61.25    32.97
Refinance - Rate Term         128      21,134,379      5.77     7.179       621         165,112    81.51    60.05    28.61
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====

PROPERTY TYPE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------     ---       ---       --
Single Family               2,001    $279,787,661     76.41%    7.192%      626    $    139,824    82.09%   63.81%   28.30%
Planned Unit Development      277      40,551,883     11.07     7.089       625         146,397    81.45    68.97    30.02
Condominium                   204      29,668,415      8.10     7.018       649         145,433    82.33    63.96    38.79
Two- to Four-Family            89      16,088,984      4.39     7.213       663         180,775    84.05    56.45    26.59
Manufactured Housing            1          84,250      0.02     6.950       734          84,250    75.00   100.00     0.00
                            -----    ------------    ------     -----       ---    ------------    -----   ------    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====   ======    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


DOCUMENTATION

                                   NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
COMUNITY UNDERWRITING GUIDELINES   LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------   -----    -----------      ----      ------     -----   -----------     ---      ---       --
Full Documentation                     644  $ 80,290,465       21.93%    7.069%      612  $   124,675     80.11%  100.00%   18.62%
Stated Income                          198    29,367,049        8.02     7.431       622      148,318     78.29     0.00    24.04
Reduced Documentation                    1        15,543        0.00    10.000       640       15,543    100.00     0.00     0.00
                                     -----  ------------      ------    ------       ---  -----------    ------   ------    -----
  SUB-TOTAL:                           843  $109,673,058       29.95%    7.166%      615  $   130,099     79.62%   73.21%   20.07%
FREMONT UNDERWRITING GUIDELINES
Full Documentation                     278  $ 51,655,243       14.11%    6.465%      661  $   185,810     83.60%  100.00%   51.30%
Stated Income                           72    15,513,715        4.24     6.695       665      215,468     79.44     0.00    26.26
Easy Documentation                       9     1,815,723        0.50     6.711       661      201,747     87.12     0.00    65.23
                                     -----  ------------      ------    ------       ---  -----------    ------   ------    -----
  SUB-TOTAL:                           359  $ 68,984,681       18.84%    6.523%      662  $   192,158     82.76%   74.88%   46.03%

ACOUSTIC UNDERWRITING GUIDELINES
Full Documentation                     294  $ 44,510,770       12.16%    7.181%      602  $   151,397     81.99%  100.00%   25.04%
Stated Income                          220    35,322,442        9.65     7.677       616      160,557     79.11     0.00    24.86
Limited Documentation                   19     3,107,787        0.85     7.274       628      163,568     80.47     0.00    31.95
                                     -----  ------------      ------    ------       ---  -----------    ------   ------    -----
  SUB-TOTAL:                           533  $ 82,940,999       22.65%    7.396%      609  $   155,612     80.71%   53.67%   25.23%

LIME UNDERWRITING GUIDELINES
Full Documentation                     130  $ 20,749,712        5.67%    6.591%      638  $   159,613     79.87%  100.00%   40.39%
Stated Income                           81    13,795,956        3.77     7.014       649      170,320     78.25     0.00    53.78
Lite Documentation                       5       948,916        0.26     6.871       631      189,783     83.15     0.00    53.34
                                     -----  ------------      ------    ------       ---  -----------    ------   ------    -----
  SUB-TOTAL:                           216  $ 35,494,583        9.69%    6.763%      642  $   164,327     79.33%   58.46%   45.94%

OTHER UNDERWRITING GUIDELINES
Full Documentation                     337  $ 37,435,736       10.22%    7.601%      626  $   111,085     89.83%  100.00%   25.88%
Stated Income                          169    18,557,430        5.07     8.005       659      109,807     85.88     0.00    21.99
All Other Documentation                115    13,094,706        3.58     7.796       651      113,867     88.99     0.00    18.24
  SUB-TOTAL:                           621  $ 69,087,873       18.87%    7.746%      639  $   111,253     88.61%   54.19%   23.39%
                                     -----  ------------      ------    ------       ---  -----------    ------   ------    -----
TOTAL:                               2,572  $366,181,193      100.00%    7.167%      630  $   142,372     82.13%   64.08%   29.26%
                                     =====  ============      ======    ======       ===  ===========    ======   ======    =====

OCCUPANCY

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
OCCUPANCY                   LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING      LTV      DOC       IO
---------                   -----    -----------      ----      ------     -----   -----------      ---      ---       --
Primary                     2,372    $339,886,814     92.82%    7.148%      627    $    143,291    82.29%   64.96%   29.70%
Investment                    181      23,301,267      6.36     7.490       665         128,736    79.98    52.08    20.45
Second Home                    19       2,993,112      0.82     6.863       671         157,532    80.31    57.67    48.69
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE LOANS AGE SUMMARY

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE  PERCENT
MORTGAGE LOANS AGE         MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
(MONTHS)                    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING      LTV      DOC       IO
--------                    -----    -----------      ----      ------     -----   -----------      ---      ---       --
2                              19    $  2,174,990      0.59%    8.272%      602    $    114,473    80.10%   35.18%    9.72%
3                             387      56,350,064     15.39     7.387       608         145,607    79.76    57.36    26.56
4                             502      74,592,018     20.37     7.342       612         148,590    80.89    57.88    27.36
5                             368      51,157,738     13.97     7.235       634         139,016    83.15    63.42    20.14
6                             482      53,262,955     14.55     7.530       633         110,504    84.70    61.33    21.05
7                             643     101,038,152     27.59     6.753       648         157,136    82.04    71.98    36.38
8                             117      19,174,680      5.24     6.776       647         163,886    83.88    80.51    49.49
9                              36       5,484,106      1.50     7.078       648         152,336    85.17    65.02    52.22
10                              7       1,234,703      0.34     6.907       660         176,386    83.59    28.44    56.50
11                              5         999,617      0.27     6.526       603         199,923    82.50    57.90    23.86
14                              4         322,872      0.09     8.346       570          80,718    85.62   100.00     0.00
15                              1         107,014      0.03     8.725       551         107,014    80.00     0.00     0.00
17                              1         282,284      0.08     6.375       544         282,284    70.00   100.00     0.00
                            -----    ------------    ------     -----       ---    ------------    -----   ------    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
PENALTY TERM                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING      LTV      DOC       IO
------------                -----    -----------      ----      ------     -----   -----------      ---      ---       --
None                          485    $ 58,679,209     16.02%    7.550%      635    $    120,988    85.34%   63.96%   22.45%
12 Months                      72      13,416,799      3.66     7.109       665         186,344    83.05    68.70    35.79
24 Months                   1,399     208,007,565     56.80     7.176       620         148,683    81.92    59.94    32.83
30 Months                       4         589,136      0.16     6.774       602         147,284    81.07    70.87    36.79
36 Months                     612      85,488,485     23.35     6.895       643         139,687    80.30    73.45    24.17
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT SCORES

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
CREDIT SCORES               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING      LTV      DOC       IO
-------------               -----    -----------      ----      ------     -----   -----------      ---      ---       --
500                             3    $    366,522      0.10%    8.350%      500    $    122,174    74.44%   45.66%    0.00%
501 to 525                     86      13,015,835      3.55     8.419       516         151,347    74.25    56.72     0.00
526 to 550                    181      29,334,212      8.01     7.999       539         162,067    78.68    68.53     1.38
551 to 575                    186      27,391,647      7.48     7.681       563         147,267    80.04    69.43     8.86
576 to 600                    338      43,688,033     11.93     7.417       589         129,255    81.99    75.48    16.75
601 to 625                    393      51,864,154     14.16     7.151       613         131,970    82.04    65.83    22.79
626 to 650                    440      64,084,105     17.50     6.987       638         145,646    83.21    66.59    41.64
651 to 675                    373      54,928,633     15.00     6.857       662         147,262    83.14    60.06    44.02
676 to 700                    276      41,264,051     11.27     6.718       687         149,507    84.01    58.44    42.78
701 to 725                    152      20,652,102      5.64     6.800       713         135,869    83.68    50.43    43.99
726 to 750                     87      12,837,529      3.51     6.642       737         147,558    83.57    53.84    40.57
751 to 775                     37       4,968,767      1.36     6.503       759         134,291    84.79    51.71    38.33
776 to 800                     19       1,700,364      0.46     6.950       783          89,493    86.77    69.59    27.36
826 to 836                      1          85,241      0.02     6.350       836          85,241    77.36     0.00     0.00
                            -----    ------------    ------     -----       ---    ------------    -----    -----    -----
TOTAL:                      2,572    $366,181,193    100.00%    7.167%      630    $    142,372    82.13%   64.08%   29.26%
                            =====    ============    ======     =====       ===    ============    =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 836 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 630.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADES


                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
COMUNITY UNDERWRITING GUIDELINES      LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------------------------------    --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
AAA                                     52      $6,807,222      1.86%    6.598%      688       $130,908    82.54%    69.70%   37.97%
AA+                                    640      79,814,851      21.80     7.102      621        124,711     80.82     73.12    22.61
AA                                      42       4,660,019       1.27     7.434      594        110,953     76.83     69.28     5.15
A-                                      39       7,533,062       2.06     7.413      565        193,155     75.31     66.94     8.10
B                                       48       7,071,295       1.93     7.697      569        147,319     74.96     85.00     5.01
C                                       17       3,214,875       0.88     7.649      560        189,110     70.07     72.41     0.00
C-                                       3         352,099       0.10     9.027      556        117,366     60.16    100.00     0.00
No Grade                                 2         219,634       0.06     6.923      692        109,817     83.99    100.00    80.07
                                     -----    ------------    -------    ------      ---       --------    ------    ------   ------
  SUB-TOTAL:                           843    $109,673,058     29.95%    7.166%      615       $130,099    79.62%    73.21%   20.07%
FREMONT UNDERWRITING GUIDELINES
A+XP                                   184     $35,794,463      9.78%    6.457%      664       $194,535    82.12%    75.89%   50.25%
A+XT                                   157      29,264,701       7.99     6.589      663        186,399     83.70     73.63    42.68
AXP                                     10       2,262,929       0.62     6.808      649        226,293     83.67     76.73    48.25
AXTC                                     6       1,205,622       0.33     6.294      632        200,937     80.00    100.00    15.59
A-XP                                     2         456,966       0.12     6.631      634        228,483     74.78      0.00     0.00
TOTAL:                                 359     $68,984,681     18.84%    6.523%      662       $192,158    82.76%    74.88%   46.03%
                                     =====    ============    =======    ======      ===       ========    ======    ======   ======
ACOUSTIC UNDERWRITING GUIDELINES
AA                                     282     $46,490,685     12.70%    7.056%      620       $164,861    81.00%    53.26%   27.70%
A                                      176      23,805,415       6.50     7.452      614        135,258     81.02     51.73    30.42
A-                                      30       5,008,170       1.37     8.435      560        166,939     82.89     50.28    16.03
B                                       31       5,438,650       1.49     8.312      561        175,440     79.67     59.04     0.00
C                                        8       1,272,746       0.35     8.511      551        159,093     70.60     69.47     0.00
C-                                       6         925,334       0.25    10.528      523        154,222     66.26     88.89     0.00
                                     -----    ------------    -------    ------      ---       --------    ------    ------   ------
  SUB-TOTAL:                           533     $82,940,999     22.65%    7.396%      609       $155,612    80.71%    53.67%   25.23%
LIME UNDERWRITING GUIDELINES
AAA                                      4        $790,949      0.22%    6.889%      664       $197,737    89.09%   100.00%   49.03%
AA                                     179      28,663,689       7.83     6.636      650        160,132     80.07     59.64    50.68
A                                       18       3,572,505       0.98     7.153      595        198,472     78.51     51.96    26.50
B                                        4         816,711       0.22     7.804      614        204,178     69.59     13.75    40.59
B-                                       5         730,920       0.20     7.496      598        146,184     70.03     40.14    15.70
C                                        4         707,984       0.19     7.376      612        176,996     68.37     54.97     0.00
C-                                       2         211,826       0.06     8.343      561        105,913     63.31    100.00     0.00
                                     -----    ------------    -------    ------      ---       --------    ------    ------   ------
  SUB-TOTAL:                           216     $35,494,583      9.69%    6.763%      642       $164,327    79.33%    58.46%   45.94%
OTHER UNDERWRITING GUIDELINES
All Other Credit Grades                621     $69,087,873     18.87%    7.746%      639       $111,253    88.61%    54.19%   23.39%
                                     -----    ------------    -------    ------      ---       --------    ------    ------   ------
TOTAL:                               2,572    $366,181,193    100.00%    7.167%      630       $142,372    82.13%    64.08%   29.26%
                                     =====    ============    =======    ======      ===       ========    ======    ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADES


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS                         LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------                       --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
2.001% to 2.500%                         1        $175,860      0.06%    6.250%      692       $175,860    80.00%   100.00%  100.00%
2.501% to 3.000%                         2         469,378       0.16     5.919      680        234,689     75.96     40.35   100.00
3.001% to 3.500%                        15       2,009,330       0.67     7.083      727        133,955     95.58     34.51     6.32
3.501% to 4.000%                        15       2,546,470       0.85     6.697      663        169,765     81.07     26.32    29.90
4.001% to 4.500%                        18       2,721,323       0.91     6.635      633        151,185     82.93     68.17    20.60
4.501% to 5.000%                        36       6,397,505       2.14     6.622      659        177,708     79.61     57.67    40.60
5.001% to 5.500%                       212      35,667,130      11.91     6.573      656        168,241     81.06     57.47    49.27
5.501% to 6.000%                       379      56,226,225      18.78     6.838      642        148,354     81.61     55.98    40.65
6.001% to 6.500%                       301      48,018,048      16.04     7.029      612        159,528     82.08     64.97    29.48
6.501% to 7.000%                       801     135,638,443      45.31     7.296      611        169,336     82.64     66.79    32.14
7.001% to 7.500%                        48       5,519,873       1.84     8.354      608        114,997     85.63     53.32    22.92
7.501% to 8.000%                        18       2,469,158       0.82     8.539      613        137,175     87.47     56.79    10.50
8.001% to 8.500%                         9       1,035,954       0.35     9.060      604        115,106     85.63     43.59     0.00
8.501% to 9.000%                         4         452,694       0.15     9.770      648        113,174     90.54     55.47     0.00
                                     -----    ------------    -------    ------      ---       --------    ------    ------   ------
TOTAL:                               1,859    $299,347,391    100.00%    7.091%      625       $161,026    82.29%    62.17%   34.87%
                                     =====    ============    =======    ======      ===       ========    ======    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.326% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                        LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
----------------                    --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
11.000% or less                          3        $668,294      0.22%    4.951%      697       $222,765    72.78%   56.11%   100.00%
11.001% to 11.500%                      23       4,294,146       1.43     5.373      692        186,702     80.48    90.63     60.07
11.501% to 12.000%                     123      21,997,521       7.35     5.860      663        178,842     77.31    79.19     50.92
12.001% to 12.500%                     219      38,319,633      12.80     6.297      642        174,975     78.11    70.97     42.98
12.501% to 13.000%                     317      55,854,620      18.66     6.580      636        176,198     81.91    67.60     41.39
13.001% to 13.500%                     352      59,996,816      20.04     6.953      631        170,446     82.03    60.69     36.31
13.501% to 14.000%                     338      54,262,654      18.13     7.398      612        160,540     83.92    57.29     31.69
14.001% to 14.500%                     201      27,517,241       9.19     7.881      604        136,902     84.90    52.07     25.64
14.501% to 15.000%                     156      20,374,875       6.81     8.473      591        130,608     87.39    51.90     13.64
15.001% to 15.500%                      43       5,380,237       1.80     9.000      579        125,122     88.89    50.54     11.64
15.501% to 16.000%                      50       6,348,227       2.12     9.248      588        126,965     85.71    34.58     10.72
16.001% to 16.500%                      21       2,517,864       0.84     9.870      558        119,898     85.82    41.43      9.13
16.501% to 17.000%                      12       1,670,825       0.56    10.219      524        139,235     75.32    57.02      0.00
17.501% to 18.000%                       1         144,439       0.05     9.500      637        144,439     95.00   100.00      0.00
                                     -----    ------------    -------    ------      ---       --------    ------   ------    ------
TOTAL:                               1,859    $299,347,391    100.00%    7.091%      625       $161,026    82.29%   62.17%    34.87%
                                     =====    ============    =======    ======      ===       ========    ======   ======    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.356% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADES


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
NEXT RATE                           MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE                       LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
---------------                     --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
February 2006                            1        $279,983      0.09%    6.625%      633       $279,983    80.00%    0.00%   100.00%
August 2006                              1         107,014       0.04     8.725      551        107,014     80.00     0.00      0.00
September 2006                           2         177,016       0.06     8.137      553         88,508     83.39   100.00      0.00
December 2006                            4         837,189       0.28     6.410      617        209,297     85.94    69.14     28.49
January 2007                             4         828,420       0.28     6.898      666        207,105     86.97    42.38     84.21
February 2007                           18       3,860,025       1.29     6.920      642        214,446     85.93    74.45     63.99
March 2007                              62      11,869,442       3.97     6.684      647        191,443     84.53    78.34     55.73
April 2007                             354      65,543,737      21.90     6.622      642        185,152     83.22    69.54     48.78
May 2007                               236      33,696,531      11.26     7.231      621        142,782     82.19    59.15     28.29
June 2007                              245      36,341,185      12.14     7.296      626        148,331     83.72    59.62     20.21
July 2007                              346      54,675,519      18.26     7.392      606        158,022     80.93    54.53     28.34
August 2007                            285      43,120,432      14.40     7.460      605        151,300     80.74    53.69     27.65
September 2007                          16       1,830,911       0.61     8.534      587        114,432     83.62    33.71     11.55
January 2008                             1         126,824       0.04     7.500      614        126,824     90.00     0.00      0.00
February 2008                            3         411,774       0.14     6.660      653        137,258     84.15    27.67     27.67
March 2008                              18       3,280,552       1.10     6.710      658        182,253     85.60    89.53     67.24
April 2008                              59       9,110,013       3.04     6.583      643        154,407     81.29    76.10     47.16
May 2008                                43       6,104,715       2.04     7.146      635        141,970     86.37    71.34     22.28
June 2008                               53       8,505,175       2.84     6.733      649        160,475     83.27    72.09     34.79
July 2008                               61      10,398,855       3.47     7.100      625        170,473     80.33    59.78     32.48
August 2008                             32       5,257,304       1.76     7.200      610        164,291     78.28    69.49     32.45
September 2008                           1          84,624       0.03     7.500      609         84,624     75.00     0.00      0.00
March 2010                               1         293,300       0.10     5.000      691        293,300     70.00     0.00    100.00
April 2010                               8       1,696,666       0.57     6.515      650        212,083     78.17    47.25     22.60
May 2010                                 1         173,600       0.06     6.000      632        173,600     80.00   100.00    100.00
July 2010                                3         547,192       0.18     6.612      653        182,397     84.03   100.00    100.00
March 2012                               1         189,394       0.06     4.875      750        189,394     70.00   100.00    100.00
                                     -----    ------------    -------    ------      ---       --------    ------   ------    ------
TOTAL:                               1,859    $299,347,391    100.00%    7.091%      625       $161,026    82.29%   62.17%    34.87%
                                     =====    ============    =======    ======      ===       ========    ======   ======    ======

ORIGINATORS

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
ORIGINATORS                           LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-----------                         --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
ComUnity Lending                       843    $109,673,058     29.95%    7.166%      615       $130,099    79.62%   73.21%    20.07%
Acoustic                               533      82,940,999      22.65     7.396      609        155,612     80.71    53.67     25.23
Fremont                                359      68,984,681      18.84     6.523      662        192,158     82.76    74.88     46.03
Other (<10% each)                      837     104,582,456      28.56     7.413      640        124,949     85.46    55.64     31.04
                                     -----    ------------    -------    ------      ---       --------    ------   ------    ------
TOTAL:                               2,572    $366,181,193    100.00%    7.167%      630       $142,372    82.13%   64.08%    29.26%
                                     =====    ============    =======    ======      ===       ========    ======   ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                                                                            $357,291,546
Aggregate Original Principal Balance                                                                               $358,492,103
Number of Mortgage Loans                                                                                               1,197


                                                  MINIMUM                              MAXIMUM                      AVERAGE (1)
                                                  -------                             --------                      -----------
Original Principal Balance                        $22,850                             $960,000                       $299,492
Outstanding Principal Balance                     $22,787                             $953,253                       $298,489

                                                  MINIMUM                              MAXIMUM                  WEIGHTED AVERAGE (2)
                                                  -------                              -------                  --------------------
Original Term (mos)                                 180                                  360                            358
Stated remaining Term (mos)                         172                                  358                            352
Loan Age (mos)                                       2                                    15                             6
Current Interest Rate                              4.750%                              12.250%                         6.711%
Initial Interest Rate Cap(4)                       1.000%                               3.000%                         2.996%
Periodic Rate Cap(4)                               1.000%                               1.500%                         1.126%
Gross Margin(4)                                    3.250%                               8.750%                         6.190%
Maximum Mortgage Rate(4)                          10.750%                              16.725%                        13.004%
Minimum Mortgage Rate(4)                           3.250%                              10.300%                         6.616%
Months to Roll(4)                                    4                                    76                             21
Original Loan-to-Value                             32.56%                              100.00%                         82.42%
Credit Score (3)                                    504                                  803                            654

                                                                                       EARLIEST                        LATEST
                                                                                      ----------                     ----------
Maturity Date                                                                         03/01/2020                     09/01/2035

LIEN POSITION                 PERCENT OF MORTGAGE POOL                     YEAR OF ORIGINATION             PERCENT OF MORTGAGE POOL
-------------                 ------------------------                     -------------------             ------------------------
1st Lien                                         99.01%                    2004                                                0.96%
2nd Lien                                          0.99%                    2005                                               99.04%

OCCUPANCY                     PERCENT OF MORTGAGE POOL                     LOAN PURPOSE                    PERCENT OF MORTGAGE POOL
---------                     ------------------------                     ------------                    ------------------------
Primary                                          98.20%                    Purchase                                           75.65%
Second Home                                       0.19%                    Refinance - Rate/Term                               1.10%
Investment                                        1.60%                    Refinance - Cashout                                23.25%

LOAN TYPE                     PERCENT OF MORTGAGE POOL                     PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
---------                     ------------------------                     -------------                   ------------------------
Fixed Rate                                       11.45%                    Single Family                                      75.91%
ARM                                              88.55%                    Planned Unit Development                           13.20%
                                                                           Condominium                                         5.70%
                                                                           Two- to Four-Family                                 2.15%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                                 45.88%
Interest Only                                    51.17%
Balloon                                           2.95%


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE RATES

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                        LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------------                      --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
5.500% or less                          47     $17,136,326      4.80%    5.298%      676       $364,603    79.68%   87.32%    71.19%
5.501% to 6.000%                       173      60,022,172      16.80     5.847      667        346,949     80.76    69.21     68.13
6.001% to 6.500%                       266      85,552,819      23.94     6.321      666        321,627     80.24    42.99     53.58
6.501% to 7.000%                       317      97,459,000      27.28     6.770      655        307,442     81.57    31.01     49.56
7.001% to 7.500%                       158      45,290,591      12.68     7.289      653        286,649     85.44    26.76     52.63
7.501% to 8.000%                       119      27,981,741       7.83     7.749      629        235,141     86.05    26.08     29.73
8.001% to 8.500%                        51      12,333,422       3.45     8.302      600        241,832     89.57    37.54     21.13
8.501% to 9.000%                        30       6,045,887       1.69     8.749      582        201,530     90.72    31.99      6.17
9.001% to 9.500%                        17       2,866,052       0.80     9.263      595        168,591     91.75    60.16     16.61
9.501% to 10.000%                        9       1,421,502       0.40     9.827      592        157,945     89.84    16.66      0.00
10.001% to 10.500%                       4         599,645       0.17    10.299      573        149,911     72.30    69.07      0.00
10.501% to 11.000%                       4         307,552       0.09    10.895      629         76,888     98.16    63.51      0.00
11.001% to 11.500%                       1         125,739       0.04    11.250      739        125,739    100.00     0.00      0.00
12.001% to 12.500%                       1         149,098       0.04    12.250      614        149,098     93.53     0.00      0.00
                                     -----    ------------    -------    ------      ---       --------    ------   ------    ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%    51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 12.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.711% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)              LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------------------            --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
169 to 180                              38      $4,251,286      1.19%    8.628%      653       $111,876    92.33%   75.56%     0.00%
229 to 240                               1         149,098       0.04    12.250      614        149,098     93.53     0.00      0.00
337 to 348                               4         993,872       0.28     6.812      648        248,468     83.86    38.58     86.07
349 to 360                           1,154     351,897,291      98.49     6.685      654        304,937     82.29    42.19     51.72
                                     -----    ------------    -------    ------      ---       --------    ------   ------    ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%    51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES               LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------------------------          --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
$50,000 or less                          4        $168,382      0.05%    9.173%      697        $42,095    92.57%   43.11%    0.00%
$50,001 to $100,000                     55       4,435,991       1.24     7.984      636         80,654     88.36    73.37     9.95
$100,001 to $150,000                   151      19,115,704       5.35     7.348      642        126,594     82.74    50.14    22.73
$150,001 to $200,000                   179      31,300,370       8.76     6.924      648        174,862     81.99    42.15    32.56
$200,001 to $250,000                   140      31,393,937       8.79     6.806      655        224,242     82.13    42.05    44.76
$250,001 to $300,000                   135      36,978,734      10.35     6.679      659        273,917     82.49    37.54    53.74
$300,001 to $350,000                    98      31,476,256       8.81     6.653      659        321,186     82.00    24.46    48.08
$350,001 to $400,000                   117      43,937,349      12.30     6.772      636        375,533     82.86    46.06    53.94
$400,001 to $450,000                   130      55,269,780      15.47     6.541      650        425,152     82.19    42.85    52.98
$450,001 to $500,000                    83      39,397,434      11.03     6.550      665        474,668     83.05    43.91    58.16
$500,001 to $550,000                    39      20,497,457       5.74     6.389      668        525,576     81.70    46.30    48.70
$550,001 to $600,000                    23      13,111,579       3.67     6.721      656        570,069     81.11    34.74    69.67
$600,001 to $650,000                    16      10,094,995       2.83     6.558      673        630,937     82.25    43.94    81.40
$650,001 to $700,000                     8       5,451,938       1.53     6.649      651        681,492     82.03    24.99    74.87
$700,001 to $750,000                    11       8,042,899       2.25     6.357      664        731,173     81.42    72.55    72.51
$750,001 to $800,000                     5       3,901,740       1.09     7.052      686        780,348     85.00    39.92   100.00
$800,001 to $850,000                     1         850,000       0.24     5.600      680        850,000     85.00   100.00   100.00
$900,001 to $950,000                     1         913,750       0.26     6.300      672        913,750     85.00   100.00   100.00
$950,001 to $1,000,000                   1         953,253       0.27     6.100      684        953,253     80.00   100.00     0.00
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $22,787 to approximately $953,253 and the average outstanding principal balance of the Mortgage Loans was approximately $298,489.

PRODUCT TYPES


                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                         LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------                       --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
15 Year Fixed Loans                      4        $929,013      0.26%    7.049%      618       $232,253    76.91%   45.96%    0.00%
20 Year Fixed Loans                      1         149,098       0.04    12.250      614        149,098     93.53     0.00     0.00
30 Year Fixed Loans                    120      35,368,447       9.90     6.708      663        294,737     79.18    58.37     5.86
30/15 Balloon Loans                     34       3,322,273       0.93     9.069      663         97,714     96.64    83.83     0.00
40/30 Balloon Loans                      5       1,140,345       0.32     6.765      627        228,069     79.13    73.68     0.00
6 Month LIBOR Loans                      1         624,000       0.17     7.375      688        624,000     80.00     0.00   100.00
2/28 LIBOR Loans                       872     266,288,764      74.53     6.731      653        305,377     82.92    37.62    57.23
2/28 LIBOR Loans - 40 Year Am           16       6,076,324       1.70     6.904      605        379,770     82.46    31.67     0.00
3/27 LIBOR Loans                       123      35,956,068      10.06     6.420      664        292,326     82.77    59.99    71.16
5/25 LIBOR Loans                        20       6,748,745       1.89     6.004      663        337,437     74.02    54.55    22.02
7/23 LIBOR Loans                         1         688,469       0.19     5.750      624        688,469     62.73     0.00   100.00
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE                     LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-----------------                   --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Fully Amortizing                       616    $163,910,243     45.88%    6.900%      641       $266,088    81.71%   37.29%    0.00%
Balloon                                 55      10,538,942       2.95     7.571      625        191,617     86.57    52.66     0.00
24 Month Interest-Only                  31       9,300,679       2.60     7.011      656        300,022     83.71    33.31   100.00
36 Month Interest-Only                   1         451,200       0.13     5.000      649        451,200     80.00   100.00   100.00
60 Month Interest-Only                 494     173,090,482      48.45     6.468      668        350,386     82.78    47.28   100.00
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======

ADJUSTMENT TYPE

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                       LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
---------------                     --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
ARM                                  1,033    $316,382,371     88.55%    6.683%      653       $306,275    82.66%   40.26%   57.14%
Fixed Rate                             164      40,909,175      11.45     6.929      661        249,446     80.60    60.37     5.07
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC                          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION                          LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------                        --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Alabama                                 11     $1,857,680       0.52%    8.002%      620       $168,880    84.92%   41.19%    0.00%
Alaska                                   4      1,036,680        0.29     7.421      665        259,170     80.00    13.63    86.37
Arizona                                 43     10,524,464        2.95     6.674      653        244,755     80.87    51.15    74.42
California                             516    187,496,991       52.48     6.560      656        363,366     81.77    40.82    63.67
Colorado                                14      3,307,152        0.93     6.848      639        236,225     82.87    27.90    38.61
Connecticut                              2        457,310        0.13     6.602      637        228,655     80.00    25.29     0.00
District of Columbia                     1        418,500        0.12     6.875      674        418,500     90.00   100.00   100.00
Florida                                221     48,406,500       13.55     6.980      653        219,034     83.46    41.71    36.48
Georgia                                 15      4,012,034        1.12     7.255      676        267,469     84.60    39.29    42.90
Hawaii                                  10      4,803,248        1.34     6.378      673        480,325     80.81    94.79     0.00
Idaho                                    5        927,112        0.26     7.195      623        185,422     85.15    40.96    86.03
Illinois                                19      4,430,819        1.24     7.380      631        233,201     85.96    18.27    10.43
Indiana                                  3        228,741        0.06     8.453      628         76,247    100.00    78.19     0.00
Iowa                                     2        302,011        0.08     8.520      607        151,006     89.59   100.00     0.00
Kansas                                   3        909,007        0.25     8.138      587        303,002     93.54    35.42    35.42
Kentucky                                 3        369,358        0.10     6.294      709        123,119     83.78    66.32    81.11
Louisiana                                3        576,091        0.16     7.098      612        192,030     80.00    37.58     0.00
Maryland                                16      5,235,274        1.47     6.706      632        327,205     80.99    50.62    24.13
Massachusetts                           10      3,041,417        0.85     7.132      656        304,142     88.21    50.00    62.08
Michigan                                 7      1,521,994        0.43     8.222      568        217,428     91.48    74.49     0.00
Minnesota                                2        459,323        0.13     6.854      723        229,661     91.87    59.33    59.33
Missouri                                 8      1,270,605        0.36     6.832      639        158,826     83.71    58.65    27.39
Nevada                                  34     10,341,065        2.89     6.756      659        304,149     81.58    31.31    61.07
New Jersey                              16      5,195,502        1.45     6.811      650        324,719     86.40    50.80    25.04
New Mexico                               2        445,400        0.12     6.417      641        222,700     91.67   100.00   100.00
New York                                52     20,326,651        5.69     6.623      667        390,897     80.74    25.21    18.12
North Carolina                           8      1,355,147        0.38     7.929      587        169,393     87.93    55.75     0.00
Ohio                                     9      2,496,928        0.70     7.622      656        277,436     94.61    28.38    54.49
Oklahoma                                 6        665,705        0.19     7.041      636        110,951     83.30    42.20     0.00
Oregon                                  19      4,100,087        1.15     6.780      668        215,794     81.84    54.38    56.47
Pennsylvania                             4        348,247        0.10     7.961      606         87,062     92.43    60.63     0.00
Rhode Island                             1        186,682        0.05     7.900      782        186,682     80.00     0.00     0.00
South Carolina                           4        495,910        0.14     8.341      622        123,977     88.59    64.82     0.00
Tennessee                                5        717,433        0.20     6.516      656        143,487     81.99    25.20    61.32
Texas                                   28      6,196,392        1.73     6.895      627        221,300     81.41    47.31     9.04
Utah                                     7      1,615,252        0.45     6.786      652        230,750     85.00    26.63    25.90
Virginia                                12      4,751,851        1.33     6.740      653        395,988     83.34    52.88    42.46
Washington                              70     16,110,694        4.51     6.440      658        230,153     81.82    64.99    56.76
West Virginia                            1        144,386        0.04     8.000      704        144,386    100.00     0.00     0.00
Wisconsin                                1        205,905        0.06     6.650      653        205,905     80.00   100.00     0.00
                                     -----    -----------     -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    357,291,546     100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ===========     =======    ======      ===       ========    ======   ======   ======

No more than approximately 0.90% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL                   MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS                  LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------------------                --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
50.00% or less                           4        $432,446      0.12%    6.322%      620       $108,112    40.95%   38.83%    0.00%
50.01% to 55.00%                         3       1,106,382       0.31     6.728      574        368,794     52.20    10.50     0.00
55.01% to 60.00%                         4       1,220,099       0.34     7.816      613        305,025     57.21    29.87     0.00
60.01% to 65.00%                         3       1,556,777       0.44     6.081      640        518,926     63.56    55.78    85.77
65.01% to 70.00%                        11       4,804,860       1.34     6.353      607        436,805     68.44    63.44    19.11
70.01% to 75.00%                        80      24,914,876       6.97     6.633      644        311,436     74.55    28.34    46.64
75.01% to 80.00%                       747     215,900,651      60.43     6.511      663        289,024     79.94    35.57    49.96
80.01% to 85.00%                        71      28,355,147       7.94     6.556      641        399,368     84.59    58.39    63.44
85.01% to 90.00%                       140      45,960,626      12.86     7.059      632        328,290     89.81    62.13    63.49
90.01% to 95.00%                        45      13,345,503       3.74     7.664      629        296,567     94.83    59.35    46.87
95.01% to 100.00%                       89      19,694,179       5.51     7.848      677        221,283     99.90    53.85    38.96
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 32.56% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.99% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 95.74%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.66%.


MORTGAGE INSURANCE

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE                    LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------------                  --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
No Insurance                           979    $282,902,840     79.18%    6.698%      652       $288,971    80.42%   36.95%   46.98%
PMI-Lender Paid                        218      74,388,706      20.82     6.762      663        341,233     90.05    63.90    67.15
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE2
                         GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


LOAN PURPOSE

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                          LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------                        --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Purchase                               990    $270,287,292     75.65%    6.729%      659       $273,017    82.28%   38.40%   49.84%
Refinance - Cashout                    198      83,066,554      23.25     6.660      636        419,528     82.61    57.03    54.71
Refinance - Rate Term                    9       3,937,700       1.10     6.562      670        437,522     88.39    22.80    68.04
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======

PROPERTY TYPE

                                     NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                         LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------                       --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Single Family                          890    $271,230,982     75.91%    6.695%      651       $304,754    82.39%   44.90%   51.77%
Planned Unit Development               174      47,177,433      13.20     6.802      649        271,135     82.43    40.34    52.08
Condominium                             81      20,365,871       5.70     6.606      671        251,431     82.13    40.12    60.75
Two- to Four-Family                     52      18,517,260       5.18     6.830      687        356,101     83.13    16.64    29.67
                                     -----    ------------    -------    ------      ---       --------    ------   ------   ------
TOTAL:                               1,197    $357,291,546    100.00%    6.711%      654       $298,489    82.42%   42.56%   51.17%
                                     =====    ============    =======    ======      ===       ========    ======   ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              45

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


DOCUMENTATION

                                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
COMUNITY UNDERWRITING GUIDELINES   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
--------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation                     167   $41,603,363       11.64%    6.397%      644     $249,122     81.19%  100.00%   52.01%
Stated Income                           92    24,785,322        6.94     7.013       651      269,406     82.12     0.00    42.92
No Income/No Asset                       1       211,077        0.06     6.750       681      211,077     80.00     0.00     0.00
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           260   $66,599,762       18.64%    6.627%      647     $256,153     81.53%   62.47%   48.46%
FREMONT UNDERWRITING GUIDELINES
Full Documentation                     132   $51,657,855       14.46%    6.331%      658     $391,347     85.14%  100.00%   62.06%
Stated Income                          129    44,590,886       12.48     6.654       664      345,666     79.35     0.00    22.09
Easy Documentation                      12     4,729,629        1.32     6.392       655      394,136     83.34     0.00    63.72
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           273  $100,978,369       28.26%    6.476%      661     $369,884     82.50%   51.16%   44.49%
ACOUSTIC UNDERWRITING
Guidelines
Stated Income                          157   $45,497,299       12.73%    6.942%      650     $289,792     80.19%    0.00%   47.86%
Full Documentation                      86    24,905,610        6.97     6.325       625      289,600     81.79   100.00    53.65
Limited Documentation                   21     6,762,523        1.89     6.399       649      322,025     81.45     0.00    62.76
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           264   $77,165,432       21.60%    6.695%      642     $292,293     80.81%   32.28%   51.04%
LIME UNDERWRITING GUIDELINES
Stated Income                          106   $35,929,982       10.06%    6.749%      680     $338,962     79.97%    0.00%   80.13%
Full Documentation                      67    17,354,124        4.86     6.393       652      259,017     81.34   100.00    60.15
Lite Documentation                       5     2,133,942        0.60     6.617       681      426,788     83.33     0.00    85.72
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           178   $55,418,048       15.51%    6.633%      671     $311,337     80.53%   31.31%   74.09%
OTHER UNDERWRITING GUIDELINES
Full Documentation                      72   $16,537,689        4.63%    7.385%      639     $229,690     91.44%  100.00%   47.74%
Stated Income                           97    25,961,606        7.27     7.354       655      267,645     84.98     0.00    49.39
All Other Documentation                 53    14,630,640        4.09     7.189       659      276,050     86.87     0.00    30.67
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           222   $57,129,934       15.99%    7.321%      651     $257,342     87.33%   28.95%   44.12%
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                               1,197  $357,291,546      100.00%    6.711%      654     $298,489     82.42%   42.56%   51.17%
                                  ========  ============  ==========  ========  ========  ===========  ========  =======  =======

OCCUPANCY

              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
             MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
OCCUPANCY     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
---------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary         1,182  $350,861,794       98.20%    6.707%      653     $296,837     82.49%   42.84%   51.19%

Investment         12     5,734,023        1.60     6.981       701      477,835     78.77    20.34    56.34

Second Home         3       695,729        0.19     6.585       749      231,910     77.76    81.93     0.00
             --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:          1,197  $357,291,546      100.00%    6.711%      654     $298,489     82.42%   42.56%   51.17%
             ========  ============  ==========  ========  ========  ===========  ========  =======  =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)             LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV        DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2                          5    $1,170,316        0.33%    7.213%      645     $234,063     80.00%    0.00%    0.00%

3                        142    37,632,864       10.53     6.854       639      265,020     80.27    30.56    45.26

4                        239    67,334,334       18.85     6.920       634      281,734     81.77    38.33    54.11

5                        158    44,717,535       12.52     6.868       658      283,022     83.42    41.25    51.36

6                        173    44,388,871       12.42     6.942       659      256,583     84.17    43.33    49.84

7                        385   128,204,206       35.88     6.472       665      332,998     82.17    46.80    50.34

8                         65    22,459,641        6.29     6.507       659      345,533     84.17    59.60    57.48

9                         19     7,513,891        2.10     6.426       659      395,468     81.51    38.33    62.42

10                         6     2,455,703        0.69     6.806       662      409,284     83.60     0.00    35.67

11                         1       420,312        0.12     6.250       646      420,312     84.99   100.00   100.00

12                         1       383,400        0.11     6.150       629      383,400     90.00   100.00   100.00

14                         2       472,000        0.13     7.052       667      236,000     80.00     0.00   100.00

15                         1       138,472        0.04     7.825       639      138,472     80.00     0.00     0.00
                    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                 1,197  $357,291,546      100.00%    6.711%      654     $298,489     82.42%   42.56%   51.17%
                    ========  ============  ==========  ========  ========  ===========  ========  =======  =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM          LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                      137   $38,302,606       10.72%    7.131%      665     $279,581     84.64%   40.11%   38.36%

6 Months                    1       341,186        0.10     7.500       600      341,186     90.00     0.00     0.00

12 Months                  83    28,834,267        8.07     6.791       662      347,401     81.40    36.18    48.28

21 Months                   1       348,000        0.10     6.750       667      348,000     80.00     0.00   100.00

24 Months                 753   226,185,270       63.31     6.694       650      300,379     82.57    39.20    57.07

30 Months                   1       195,935        0.05     6.700       592      195,935     80.33   100.00     0.00

36 Months                 217    62,049,538       17.37     6.469       658      285,943     81.12    59.90    38.70

60 Months                   4     1,034,744        0.29     6.848       660      258,686     74.20    23.46    76.54
                     --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                  1,197  $357,291,546      100.00%    6.711%      654     $298,489     82.42%   42.56%   51.17%
                     ========  ============  ==========  ========  ========  ===========  ========  =======  =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF       MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
504 to 525           15    $4,578,323        1.28%    8.220%      516     $305,222     75.33%   45.78%    0.00%
526 to 550           26     7,091,436        1.98     7.613       540      272,748     82.95    69.68     3.77
551 to 575           35     9,966,394        2.79     7.832       563      284,754     84.58    34.79     1.86
576 to 600           97    24,278,154        6.80     7.140       589      250,290     83.40    58.94    36.19
601 to 625          166    46,918,456       13.13     6.957       614      282,641     83.02    52.05    40.64
626 to 650          258    75,018,164       21.00     6.614       639      290,768     82.27    47.16    53.22
651 to 675          254    80,592,270       22.56     6.565       663      317,292     81.62    36.72    57.35
676 to 700          160    49,437,319       13.84     6.470       686      308,983     82.91    36.92    59.12
701 to 725           91    29,615,677        8.29     6.306       712      325,447     82.34    33.18    70.49
726 to 750           51    15,661,968        4.38     6.464       737      307,097     81.61    31.94    62.55
751 to 775           24     8,446,363        2.36     6.834       761      351,932     87.39    40.05    78.17
776 to 800           17     4,889,502        1.37     6.502       783      287,618     78.78    28.19    22.25
801 to 803            3       797,520        0.22     7.204       802      265,840     80.00     0.00   100.00
               --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:            1,197  $357,291,546      100.00%    6.711%      654     $298,489     82.42%   42.56%   51.17%
               ========  ============  ==========  ========  ========  ===========  ========  =======  =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 504 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 654.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADES

                                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
COMUNITY UNDERWRITING GUIDELINES   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
AAA                                     19    $6,060,887        1.70%    6.224%      691     $318,994     80.58%   48.91%   42.84%
AA+                                    224    56,558,310       15.83     6.603       644      252,492     81.62    62.03    50.91
AA                                      10     2,201,743        0.62     7.405       647      220,174     83.50    80.75    40.21
B                                        2       672,564        0.19     7.320       585      336,282     80.59   100.00     0.00
C                                        5     1,106,258        0.31     8.122       575      221,252     79.19   100.00     0.00
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           260   $66,599,762       18.64%    6.627%      647     $256,153     81.53%   62.47%   48.46%
FREMONT UNDERWRITING GUIDELINES
A+XP                                   133   $50,355,821       14.09%    6.433%      662     $378,615     82.87%   56.05%   51.32%
A+XT                                   130    46,442,282       13.00     6.499       662      357,248     82.25    45.78    35.40
AXP                                      6     2,972,063        0.83     6.344       644      495,344     80.92    60.45    76.33
AXTH                                     1       371,830        0.10     7.150       611      371,830     95.00   100.00   100.00
A-XP                                     2       523,132        0.15     6.859       653      261,566     72.82     0.00     0.00
BXP                                      1       313,242        0.09     9.950       523      313,242     75.00     0.00     0.00
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           273  $100,978,369       28.26%    6.476%      661     $369,884     82.50%   51.16%   44.49%
ACOUSTIC UNDERWRITING GUIDELINES
AA                                     184   $55,875,409       15.64%    6.498%      652     $303,671     80.82%   34.82%   58.51%
A                                       74    19,234,167        5.38     7.085       624      259,921     80.74    22.48    34.76
A-                                       1       435,525        0.12     8.950       577      435,525     90.00     0.00     0.00
B                                        3     1,017,279        0.28     7.696       528      339,093     87.18    51.47     0.00
C                                        1       238,664        0.07     7.500       581      238,664     80.00   100.00     0.00
C-                                       1       364,386        0.10    10.300       505      364,386     55.30   100.00     0.00
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           264   $77,165,432       21.60%    6.695%      642     $292,293     80.81%   32.28%   51.04%
LIME UNDERWRITING GUIDELINES
AAA                                      8    $2,469,566        0.69%    6.671%      698     $308,696     80.00%   14.48%   63.17%
AA                                     162    50,230,810       14.06     6.601       676      310,067     80.80    30.12    78.22
A                                        7     2,321,097        0.65     6.926       574      331,585     76.11    63.31     8.92
C                                        1       396,575        0.11     8.750       508      396,575     75.00   100.00     0.00
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
  SUB-TOTAL:                           178   $55,418,048       15.51%    6.633%      671     $311,337     80.53%   31.31%   74.09%
OTHER UNDERWRITING GUIDELINES
All Other Credit Grades                222   $57,129,934       15.99%    7.321%      651     $257,342     87.33%   28.95%   44.12%
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                               1,197  $357,291,546      100.00%    6.711%      654     $298,489     82.42%   42.56%   51.17%
                                  ========  ============  ==========  ========  ========  ===========  ========  =======  =======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS      LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
----------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.001% to 3.500%         8    $1,962,362        0.62%    7.312%      692     $245,295     90.48%    0.00%   40.36%
3.501% to 4.000%         7     2,493,578        0.79     6.266       641      356,225     70.28     5.08    57.69
4.001% to 4.500%         5     1,130,028        0.36     6.560       642      226,006     80.09    32.72     0.00
4.501% to 5.000%        17     4,753,079        1.50     5.639       699      279,593     80.34    51.88    81.85
5.001% to 5.500%       202    62,646,312       19.80     6.207       672      310,130     80.10    40.87    70.89
5.501% to 6.000%       233    66,041,629       20.87     6.645       657      283,440     81.90    34.12    59.55
6.001% to 6.500%       165    49,790,206       15.74     6.870       642      301,759     83.92    45.46    53.05
6.501% to 7.000%       370   121,749,439       38.48     6.834       646      329,053     83.92    42.83    52.13
7.001% to 7.500%        16     3,527,435        1.11     8.045       655      220,465     90.60    23.61    19.88
7.501% to 8.000%         7     1,868,962        0.59     8.517       572      266,995     77.28    34.66    17.34
8.001% to 8.500%         1        96,737        0.03     9.100       650       96,737    100.00     0.00     0.00
8.501% to 9.000%         2       322,603        0.10     9.750       611      161,302     92.70     0.00     0.00
                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:               1,033  $316,382,371      100.00%    6.683%      653     $306,275     82.66%   40.26%   57.14%
                  ========  ============  ==========  ========  ========  ===========  ========  =======  =======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 8.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.190% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM                  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------                --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.000% or less                          3      $574,326        0.18%    5.313%      673     $191,442     74.86%   22.04%   29.25%
11.001% to 11.500%                      35    12,223,330        3.86     5.350       676      349,238     80.21    88.15    83.71
11.501% to 12.000%                     113    37,317,471       11.80     5.806       666      330,243     79.02    59.60    72.92
12.001% to 12.500%                     165    49,088,922       15.52     6.280       667      297,509     80.03    42.27    69.65
12.501% to 13.000%                     234    73,993,433       23.39     6.545       656      316,211     82.29    42.27    62.84
13.001% to 13.500%                     177    56,762,397       17.94     6.821       659      320,692     83.74    27.11    47.64
13.501% to 14.000%                     160    49,366,642       15.60     7.115       645      308,542     83.93    27.05    43.29
14.001% to 14.500%                      76    21,299,492        6.73     7.727       626      280,256     87.65    35.98    50.73
14.501% to 15.000%                      44    10,497,199        3.32     8.228       596      238,573     87.83    25.73    22.15
15.001% to 15.500%                      14     2,578,463        0.81     8.486       580      184,176     92.70    72.06    21.07
15.501% to 16.000%                       6       784,649        0.25     9.559       590      130,775     92.35    12.06     0.00
16.001% to 16.500%                       5     1,732,517        0.55     9.423       565      346,503     85.54    65.26    21.93
16.501% to 17.000%                       1       163,529        0.05     9.725       646      163,529    100.00     0.00     0.00
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                               1,033  $316,382,371      100.00%    6.683%      653     $306,275     82.66%   40.26%   57.14%
                                  ========  ============  ==========  ========  ========  ===========  ========  =======  =======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 16.725% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.004% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
                              GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
NEXT RATE           MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE      LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
March 2006                 1      $624,000        0.20%    7.375%     688      $624,000     80.00%    0.00%  100.00%
August 2006                1       138,472        0.04     7.825       639      138,472     80.00     0.00     0.00
September 2006             1       348,000        0.11     6.750       667      348,000     80.00     0.00   100.00
November 2006              1       383,400        0.12     6.150       629      383,400     90.00   100.00   100.00
January 2007               4     1,517,826        0.48     6.622       663      379,457     80.00     0.00    57.71
February 2007             13     5,421,696        1.71     6.472       651      417,054     84.68    50.79    60.94
March 2007                41    15,300,814        4.84     6.495       662      373,191     85.41    64.03    62.38
April 2007               268    93,568,554       29.57     6.460       661      349,136     83.18    42.03    60.94
May 2007                 129    35,726,476       11.29     6.902       660      276,949     83.97    37.32    55.15
June 2007                118    32,777,650       10.36     6.995       655      277,777     84.53    33.20    50.53
July 2007                186    53,867,806       17.03     6.937       634      289,612     81.57    32.44    56.76
August 2007              121    32,144,078       10.16     6.895       636      265,654     80.28    25.39    43.78
September 2007             6     1,294,316        0.41     7.278       647      215,719     80.00     0.00     9.58
December 2007              1       420,312        0.13     6.250       646      420,312     84.99   100.00   100.00
February 2008              1       468,000        0.15     6.450       705      468,000     80.00     0.00   100.00
March 2008                10     3,172,958        1.00     6.215       652      317,296     86.19    68.87    64.68
April 2008                28     8,459,762        2.67     6.037       695      302,134     83.86    61.75    82.13
May 2008                  18     4,438,842        1.40     6.526       653      246,602     84.67    54.20    41.64
June 2008                 26     7,454,203        2.36     6.504       674      286,700     79.92    60.16    81.74
July 2008                 28     8,239,374        2.60     6.663       634      294,263     83.12    64.25    60.88
August 2008               10     3,178,617        1.00     6.635       656      317,862     79.83    48.95    82.33
February 2010              3     1,044,590        0.33     5.663       668      348,197     66.56    12.12    87.88
April 2010                15     5,232,156        1.65     5.991       661      348,810     74.96    67.94     1.83
June 2010                  1       312,000        0.10     6.375       705      312,000     80.00     0.00   100.00
July 2010                  1       160,000        0.05     7.950       610      160,000     80.00     0.00   100.00
March 2012                 1       688,469        0.22     5.750       624      688,469     62.73     0.00   100.00
                    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                 1,033  $316,382,371      100.00%    6.683%      653     $306,275     82.66%   40.26%   57.14%
                    ========  ============  ==========  ========  ========  ===========  ========  =======  =======

ORIGINATORS

                                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ORIGINATORS                        LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------                --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fremont                                273  $100,978,369       28.26%    6.476%      661     $369,884     82.50%   51.16%   44.49%
Acoustic                               264    77,165,432       21.60     6.695       642      292,293     80.81    32.28    51.04
ComUnity                               260    66,599,762       18.64     6.627       647      256,153     81.53    62.47    48.46
Lime Financial                         178    55,418,048       15.51     6.633       671      311,337     80.53    31.31    74.09
Other (<10% each)                      222    57,129,934       15.99     7.321       651      257,342     87.33    28.95    44.12
                                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                               1,197  $357,291,546      100.00%    6.711%      654     $298,489     82.42%   42.56%   51.17%
                                  ========  ============  ==========  ========  ========  ===========  ========  =======  =======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL   REMAINING  ORIGINAL
                                                            TERM          TERM      INTEREST-  INTEREST-  MONTHS TO
                           NET     ORIGINAL  REMAINING     LESS IO       LESS IO      ONLY       ONLY     PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM       TERM      PENALTY
 BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)   EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  ---------  ---------  ----------
   245,974.57     7.342     6.462       360        355           480           475          0          0           0
   109,854.71     6.500     5.620       360        357           480           477          0          0          24
 2,034,227.28     6.749     5.869       360        356           480           476          0          0          36
   454,405.60     7.312     6.432       180        174           180           174          0          0          36
   216,960.55     6.125     5.245       240        237           240           237          0          0          24
   622,153.45     7.417     6.537       240        237           240           237          0          0          36
 5,580,387.49     7.375     6.495       360        354           360           354          0          0           0
 3,251,416.44     7.011     6.131       360        353           360           353          0          0          12
 2,854,838.42     7.004     6.124       360        354           360           354          0          0          24
   166,870.66     6.650     5.770       360        353           360           353          0          0          30
35,795,302.40     6.896     6.016       360        354           360           354          0          0          36
 4,733,927.27    10.088     9.208       180        174           360           354          0          0           0
   460,523.78    10.318     9.438       180        174           360           354          0          0          12
 4,521,118.91    10.330     9.450       180        174           360           354          0          0          24
    33,876.02    11.250    10.370       180        173           360           353          0          0          30
 2,476,312.42     8.819     7.939       180        174           360           354          0          0          36
   102,732.63     8.827     7.947       180        173           180           173          0          0           0
    20,094.80     9.625     8.745       180        176           180           176          0          0          24
   112,950.91     8.741     7.861       180        174           180           174          0          0          36
   114,432.13    10.686     9.806       240        233           240           233          0          0           0
   109,048.38     9.450     8.570       240        234           240           234          0          0          36
    48,892.26    10.000     9.120       360        356           360           356          0          0          24
   404,885.80     7.682     6.802       360        357           300           300         60         57           0
   185,600.00     6.125     5.245       360        352           300           300         60         52          24
 2,177,015.45     6.465     5.585       360        356           300           300         60         56          36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL   REMAINING
                                                             TERM          TERM      INTEREST-  INTEREST-
                            NET     ORIGINAL  REMAINING     LESS IO       LESS IO      ONLY       ONLY
   CURRENT      MORTGAGE  MORTGAGE   TERM       TERM         TERM          TERM        TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
--------------  --------  --------  --------  ---------  ------------  ------------  ---------  ---------
 26,250,889.41     7.481     6.601       360        355           360           355          0          0
  3,918,449.30     7.456     6.576       360        354           360           354          0          0
124,287,282.74     7.322     6.442       360        355           360           355          0          0
  4,271,527.94     7.332     6.452       360        354           360           354          0          0
    545,764.68     7.218     6.338       360        356           480           476          0          0
    693,081.57     7.178     6.298       360        357           480           477          0          0
  6,076,925.64     7.528     6.648       360        357           480           477          0          0
  7,029,401.87     7.400     6.520       360        354           360           354          0          0
    291,130.97     6.375     5.495       360        355           360           355          0          0
  1,086,524.30     7.491     6.611       360        356           360           356          0          0
    171,639.14     7.000     6.120       360        354           360           354          0          0
 17,645,538.77     7.018     6.138       360        355           360           355          0          0
    751,579.15     7.693     6.813       360        356           480           476          0          0
    170,128.76     6.875     5.995       360        356           480           476          0          0
    458,979.49     6.801     5.921       360        356           480           476          0          0
    149,309.49     8.200     7.320       360        353           360           353          0          0
    317,552.19     6.566     5.686       360        353           360           353          0          0
    846,304.35     6.404     5.524       360        353           360           353          0          0
  7,493,961.96     6.850     5.970       360        355           336           336         24         19
    562,000.00     6.252     5.372       360        355           324           324         36         31
  9,512,240.82     6.817     5.937       360        354           300           300         60         54
  4,612,802.40     6.692     5.812       360        352           300           300         60         52
 60,262,130.85     6.661     5.781       360        354           300           300         60         54
    216,750.00     5.990     5.110       360        353           300           300         60         53
  4,401,577.99     6.828     5.948       360        354           300           300         60         54
  2,977,700.32     7.065     6.185       360        354           300           300         60         54
    171,706.42     5.650     4.770       360        353           300           300         60         53
 12,307,540.51     6.383     5.503       360        354           300           300         60         54
    183,992.28     6.950     6.070       360        356           300           300         60         56
  1,213,599.99     5.910     5.030       360        354           300           300         60         54
    189,394.31     4.875     3.995       360        352           300           300         60         52
    279,983.41     6.625     5.745       360        351           240           240        120        111

                                                           NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                               RATE      UNTIL NEXT            MONTHS TO
            RATE                                 CHANGE      RATE                PREPAYMENT
  GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)     DATE       INDEX    EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  -----------
    6.181    2.991     1.084   13.673    7.180          6          19  6M LIBOR            0
    6.530    3.000     1.156   13.889    7.411          6          18  6M LIBOR           12
    6.402    2.999     1.052   13.565    7.196          6          19  6M LIBOR           24
    6.315    3.000     1.091   13.514    6.916          6          18  6M LIBOR           36
    5.702    3.000     1.000   13.218    7.218          6          20  6M LIBOR            0
    6.402    3.000     1.000   13.178    7.178          6          21  6M LIBOR           12
    6.597    3.000     1.000   13.528    7.528          6          21  6M LIBOR           24
    6.469    3.000     1.015   13.470    7.301          6          30  6M LIBOR            0
    6.375    3.000     1.000   12.375    6.375          6          31  6M LIBOR           12
    6.864    3.000     1.000   13.491    7.422          6          32  6M LIBOR           24
    7.000    3.000     1.000   13.000    7.000          6          30  6M LIBOR           30
    6.479    2.985     1.007   13.049    6.982          6          31  6M LIBOR           36
    4.965    3.000     1.000   13.693    7.693          6          32  6M LIBOR            0
    5.250    3.000     1.000   12.875    6.875          6          32  6M LIBOR           24
    6.027    3.000     1.000   12.801    6.801          6          32  6M LIBOR           36
    6.990    3.000     1.500   15.200    8.200          6          53  6M LIBOR            0
    6.969    3.000     1.500   13.566    6.566          6          53  6M LIBOR           24
    6.579    3.000     1.272   12.948    6.404          6          53  6M LIBOR           36
    5.758    3.000     1.000   13.818    6.834          6          19  6M LIBOR           24
    5.750    3.000     1.000   13.252    6.252          6          31  6M LIBOR           36
    6.394    3.000     1.277   13.371    6.817          6          18  6M LIBOR            0
    6.837    3.000     1.418   13.529    6.692          6          16  6M LIBOR           12
    6.291    3.000     1.151   12.964    6.658          6          18  6M LIBOR           24
    6.940    3.000     1.500   12.990    5.990          6          17  6M LIBOR           30
    6.616    3.000     1.257   13.342    6.828          6          18  6M LIBOR           36
    6.215    3.000     1.141   13.348    7.079          6          30  6M LIBOR            0
    4.900    3.000     1.000   11.650    5.650          6          29  6M LIBOR           24
    5.893    3.043     1.057   12.469    6.338          6          30  6M LIBOR           36
    5.750    3.000     1.000   13.950    6.950          6          56  6M LIBOR           24
    5.111    3.000     1.000   12.053    5.608          6          54  6M LIBOR           36
    3.000    3.000     1.000   10.875    3.000          6          76  6M LIBOR           12
    2.875    1.000     1.000   11.750    2.880          6           3  6M LIBOR            0


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                       GROUP II FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL     REMAINING      ORIGINAL    REMAINING   ORIGINAL
                                                        AMORTIZATION  AMORTIZATION    INTEREST-   INTEREST-  MONTHS TO
                           NET     ORIGINAL  REMAINING      TERM          TERM          ONLY        ONLY     PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     LESS IO TERM      TERM      LESS IO TERM    TERM      PENALTY
 BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)     (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  ------------  ---------  ----------
   266,575.68     7.341     6.461       360        356           480           476             0          0          24
   873,769.34     6.590     5.710       360        356           480           476             0          0          36
   502,041.80     6.550     5.670       180        172           180           172             0          0          12
   371,031.75     7.676     6.796       180        176           180           176             0          0          36
 3,504,817.69     7.223     6.343       360        354           360           354             0          0           0
 5,880,651.69     6.828     5.948       360        353           360           353             0          0          12
 2,487,799.39     7.091     6.211       360        353           360           353             0          0          24
21,306,524.29     6.535     5.655       360        354           360           354             0          0          36
   116,154.05     9.200     8.320       360        356           360           356             0          0          60
   156,000.00     8.375     7.495       360        356           300           300            60         56          24
 1,916,500.00     6.531     5.651       360        355           300           300            60         55          36
   855,820.56     9.120     8.240       180        175           360           355             0          0           0
   208,661.30     9.617     8.737       180        174           360           354             0          0          12
 1,438,628.95     9.346     8.466       180        174           360           354             0          0          24
   819,161.71     8.390     7.510       180        174           360           354             0          0          36
    55,939.53     7.375     6.495       180        174           180           174             0          0           0
   149,097.63    12.250    11.370       240        234           240           234             0          0          24


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                             ORIGINAL     REMAINING
                                                           AMORTIZATION  AMORTIZATION  ORIGINAL   REMAINING
                                                               TERM         TERM       INTEREST-  INTEREST-             INITIAL
                              NET     ORIGINAL  REMAINING    LESS IO       LESS IO       ONLY       ONLY                 RATE
    CURRENT      MORTGAGE  MORTGAGE     TERM      TERM         TERM         TERM         TERM       TERM       GROSS    CHANGE
  BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)     (MONTHS)     (MONTHS)   (MONTHS)   MARGIN(%)  CAP(%)
  -----------    -------    -------   --------  --------     --------     --------     --------   --------   ---------  ------
  16,011,404.94   7.219      6.339      360        355         360           355          0           0        6.029     3.000
   7,678,079.83   6.817      5.937      360        353         360           353          0           0        6.892     3.000
  86,497,590.47   6.964      6.084      360        354         360           354          0           0        6.299     3.000
     195,934.83   6.700      5.820      360        355         360           355          0           0        5.700     3.000
   3,179,951.79   7.099      6.219      360        354         360           354          0           0        6.637     2.982
     341,186.19   7.500      6.620      360        355         360           355          0           0        6.500     3.000
     392,841.96   6.350      5.470      360        355         480           475          0           0        5.250     3.000
   5,683,482.21   6.942      6.062      360        356         480           476          0           0        6.039     3.000
   1,938,099.46   7.330      6.450      360        354         360           354          0           0        6.412     3.000
     296,666.33   7.339      6.459      360        356         360           356          0           0        6.496     3.000
     270,315.62   5.875      4.995      360        354         360           354          0           0        5.875     3.000
   7,864,192.23   6.754      5.874      360        355         360           355          0           0        6.400     3.000
     851,847.40   6.937      6.057      360        353         360           353          0           0        6.819     3.000
     347,627.70   5.800      4.920      360        353         360           353          0           0        6.750     3.000
     317,671.91   6.350      5.470      360        353         360           353          0           0        6.990     3.000
   3,619,026.61   5.752      4.872      360        353         360           353          0           0        6.565     3.000
     126,589.91   4.875      3.995      360        351         360           351          0           0        3.875     3.000
     408,000.00   7.200      6.320      360        356         336           336          24         20        5.750     3.000
     855,899.71   8.293      7.413      360        355         336           336          24         19        5.750     3.000
   8,036,779.39   6.865      5.985      360        355         336           336          24         19        5.758     3.000
     451,200.00   5.000      4.120      360        353         324           324          36         29        5.000     3.000
     624,000.00   7.375      6.495      360        352         300           300          60         52        3.500     1.000
  11,287,046.68   6.995      6.115      360        354         300           300          60         54        6.545     3.000
  10,742,169.82   6.662      5.782      360        354         300           300          60         54        6.411     3.000
     348,000.00   6.750      5.870      360        346         300           300          60         46        6.500     3.000
 118,590,580.23   6.436      5.556      360        354         300           300          60         54        6.137     3.000
   2,116,140.00   6.815      5.935      360        354         300           300          60         54        6.211     3.000
   2,545,587.50   6.774      5.894      360        355         300           300          60         55        6.194     3.000
   1,634,000.00   6.855      5.975      360        354         300           300          60         54        6.447     3.000
   1,540,748.55   6.280      5.400      360        354         300           300          60         54        6.369     3.000
  19,415,258.43   6.149      5.269      360        354         300           300          60         54        5.819     3.000
     750,000.00   6.000      5.120      360        351         300           300          60         51        3.875     3.000
     567,981.88   6.776      5.896      360        355         300           300          60         55        5.956     3.000
     168,000.00   4.750      3.870      360        351         300           300          60         51        3.250     3.000
     688,469.07   5.750      4.870      360        352         300           300          60         52        3.625     3.000


                                                             NUMBER OF
                                                               MONTHS                  ORIGINAL
                                                    RATE     UNTIL NEXT                MONTHS TO
                                                   CHANGE       RATE                  PREPAYMENT
    CURRENT        PERIODIC   MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT                 PENALTY
  BALANCE ($)       CAP(%)    RATE(%)   RATE(%)   (MONTHS)      DATE        INDEX     EXPIRATION
  -----------       ------    -------   -------   --------      ----        -----     ----------
  16,011,404.94     1.093     13.463     6.870        6          19       6M LIBOR         0
   7,678,079.83     1.373     13.591     6.817        6          17       6M LIBOR        12
  86,497,590.47     1.117     13.333     6.876        6          18       6M LIBOR        24
     195,934.83     1.000     12.700     5.700        6          19       6M LIBOR        30
   3,179,951.79     1.096     13.291     7.039        6          18       6M LIBOR        36
     341,186.19     1.000     12.500     6.500        6          19       6M LIBOR         6
     392,841.96     1.000     12.350     6.350        6          19       6M LIBOR         0
   5,683,482.21     1.000     12.942     6.942        6          20       6M LIBOR        24
   1,938,099.46     1.000     13.330     7.330        6          30       6M LIBOR         0
     296,666.33     1.000     13.339     7.339        6          32       6M LIBOR        12
     270,315.62     1.000     11.875     5.875        6          30       6M LIBOR        24
   7,864,192.23     1.007     12.769     6.708        6          31       6M LIBOR        36
     851,847.40     1.371     13.679     6.937        6          53       6M LIBOR         0
     347,627.70     1.500     12.800     5.800        6          53       6M LIBOR        12
     317,671.91     1.500     13.350     6.350        6          53       6M LIBOR        24
   3,619,026.61     1.500     12.752     5.752        6          53       6M LIBOR        36
     126,589.91     1.000     10.875     3.875        6          51       6M LIBOR        60
     408,000.00     1.000     14.200     5.750        6          20       6M LIBOR         0
     855,899.71     1.000     15.293     8.293        6          19       6M LIBOR        12
   8,036,779.39     1.000     13.865     6.833        6          19       6M LIBOR        24
     451,200.00     1.000     12.000     5.000        6          29       6M LIBOR         0
     624,000.00     1.000     12.375     3.500        6          4        6M LIBOR        60
  11,287,046.68     1.207     13.409     6.995        6          18       6M LIBOR         0
  10,742,169.82     1.210     13.127     6.662        6          18       6M LIBOR        12
     348,000.00     1.000     12.750     6.750        6          10       6M LIBOR        21
 118,590,580.23     1.139     12.715     6.435        6          18       6M LIBOR        24
   2,116,140.00     1.000     12.815     6.815        6          18       6M LIBOR        36
   2,545,587.50     1.080     12.933     6.774        6          31       6M LIBOR         0
   1,634,000.00     1.156     13.167     6.855        6          30       6M LIBOR        12
   1,540,748.55     1.122     12.524     6.280        6          30       6M LIBOR        24
  19,415,258.43     1.035     12.220     6.149        6          30       6M LIBOR        36
     750,000.00     1.000     12.000     3.875        6          51       6M LIBOR        24
     567,981.88     1.000     12.776     6.776        6          55       6M LIBOR        36
     168,000.00     1.000     10.750     3.250        6          51       6M LIBOR        60
     688,469.07     1.000     11.750     3.625        6          76       6M LIBOR        12


--------------------------------------------------------------------------------
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


  ONE MONTH LIBOR CAP TABLE FOR THE CLASS A, CLASS M AND CLASS B-1 CERTIFICATES

                  BEGINNING            ENDING         NOTIONAL BALANCE            1ML STRIKE             1ML STRIKE
PERIOD             ACCRUAL             ACCRUAL               ($)                LOWER COLLAR (%)       UPPER COLLAR (%)
------             -------             -------           -----------            ----------------       ----------------
  1               11/29/05            12/25/05           712,617,000                 6.760                  9.230
  2               12/25/05            01/25/06           701,826,422                 5.627                  9.230
  3               01/25/06            02/25/06           689,451,099                 5.628                  9.230
  4               02/25/06            03/25/06           675,534,294                 6.261                  9.230
  5               03/25/06            04/25/06           660,148,571                 5.631                  9.230
  6               04/25/06            05/25/06           643,532,241                 5.830                  9.230
  7               05/25/06            06/25/06           625,788,854                 5.634                  9.230
  8               06/25/06            07/25/06           607,943,487                 5.833                  9.230

   SWAP CONTRACT SCHEDULE FOR THE CLASS A, CLASS M AND CLASS B-1 CERTIFICATES

               BEGINNING       ENDING          NOTIONAL             FIXED
PERIOD          ACCRUAL        ACCRUAL        BALANCE ($)       STRIKE RATE (%)
------          -------        -------        -----------       ---------------
  1            11/29/2005     12/25/2005          0.00               N/A
  2            12/25/2005     01/25/2006          0.00               N/A
  3            01/25/2006     02/25/2006          0.00               N/A
  4            02/25/2006     03/25/2006          0.00               N/A
  5            03/25/2006     04/25/2006          0.00               N/A
  6            04/25/2006     05/25/2006          0.00               N/A
  7            05/25/2006     06/25/2006          0.00               N/A
  8            06/25/2006     07/25/2006          0.00               N/A
  9            07/25/2006     08/25/2006     534,742,945.08         4.785
 10            08/25/2006     09/25/2006     509,365,486.13         4.785
 11            09/25/2006     10/25/2006     485,757,694.88         4.785
 12            10/25/2006     11/25/2006     463,497,826.63         4.785
 13            11/25/2006     12/25/2006     443,164,762.76         4.785
 14            12/25/2006     01/25/2007     423,658,637.89         4.785
 15            01/25/2007     02/25/2007     406,314,550.58         4.785
 16            02/25/2007     03/25/2007     390,438,262.30         4.785
 17            03/25/2007     04/25/2007     372,970,132.53         4.785
 18            04/25/2007     05/25/2007     348,502,964.17         4.785
 19            05/25/2007     06/25/2007     314,722,881.84         4.785
 20            06/25/2007     07/25/2007     271,881,263.50         4.785
 21            07/25/2007     08/25/2007     232,015,425.20         4.785
 22            08/25/2007     09/25/2007     206,307,305.00         4.785
 23            09/25/2007     10/25/2007     190,862,158.49         4.785
 24            10/25/2007     11/25/2007     178,138,143.56         4.785
 25            11/25/2007     12/25/2007     166,529,292.84         4.785
 26            12/25/2007     01/25/2008     85,800,842.66          4.785
 27            01/25/2008     02/25/2008     82,760,527.45          4.785
 28            02/25/2008     03/25/2008     79,612,869.72          4.785
 29            03/25/2008     04/25/2008     75,116,391.02          4.785
 30            04/25/2008     05/25/2008     67,828,529.77          4.785
 31            05/25/2008     06/25/2008     59,966,410.60          4.785
 32            06/25/2008     07/25/2008     53,581,949.89          4.785
 33            07/25/2008     08/25/2008     47,200,146.11          4.785
 34            08/25/2008     09/25/2008     40,982,407.70          4.785
 35            09/25/2008     10/25/2008     36,479,445.47          4.785
 36            10/25/2008     11/25/2008     33,731,566.01          4.785
 37            11/25/2008     12/25/2008     31,546,623.19          4.785
 38            12/25/2008     01/25/2009     22,264,766.09          4.785
 39            01/25/2009     02/25/2009     21,412,663.33          4.785
 40            02/25/2009     03/25/2009     20,594,031.99          4.785
 41            03/25/2009     04/25/2009     19,806,855.11          4.785
 42            04/25/2009     05/25/2009     19,049,917.85          4.785
 43            05/25/2009     06/25/2009     18,322,052.54          4.785
 44            06/25/2009     07/25/2009     17,622,136.87          4.785
 45            07/25/2009     08/25/2009     16,949,092.11          4.785
 46            08/25/2009     09/25/2009     16,301,881.30          4.785
 47            09/25/2009     10/25/2009     15,679,507.82          4.785
 48            10/25/2009     11/25/2009     15,081,013.62          4.785
 49            11/25/2009     12/25/2009     14,505,477.87          4.785
 50            12/25/2009     01/25/2010     13,952,015.38          4.785
 51            01/25/2010     02/25/2010     13,399,126.17          4.785
 52            02/25/2010     03/25/2010     12,871,393.61          4.785
 53            03/25/2010     04/25/2010     12,341,985.31          4.785
 54            04/25/2010     05/25/2010     11,849,692.81          4.785
 55            05/25/2010     06/25/2010     11,378,240.26          4.785
 56            06/25/2010     07/25/2010     10,939,408.91          4.785
 57            07/25/2010     08/25/2010     10,516,154.57          4.785
 58            08/25/2010     09/25/2010     10,109,239.86          4.785
 59            09/25/2010     10/25/2010      9,718,235.69          4.785
 60            10/25/2010     11/25/2010      9,342,532.70          4.785


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                    AVAILABLE FUNDS CAP TABLE (STATIC LIBOR)

                 PAYMENT         AVAILABLE FUNDS       AVAILABLE FUNDS
PERIOD            DATE            CAP (%) (1)(2)        CAP (%) (1)(3)
------            ----            --------------        --------------
  1             12/25/2005            7.030                 6.093
  2             1/25/2006             5.897                 6.093
  3             2/25/2006             5.898                 6.094
  4             3/25/2006             6.531                 6.096
  5             4/25/2006             5.901                 6.098
  6             5/25/2006             6.099                 6.099
  7             6/25/2006             5.904                 6.101
  8             7/25/2006             6.102                 6.102
  9             8/25/2006             5.452                 5.633
 10             9/25/2006             5.462                 5.644
 11             10/25/2006            5.537                 5.537
 12             11/25/2006            5.483                 5.665
 13             12/25/2006            5.560                 5.560
 14             1/25/2007             5.500                 5.683
 15             2/25/2007             5.507                 5.690
 16             3/25/2007             5.751                 5.368
 17             4/25/2007             5.539                 5.724
 18             5/25/2007             5.665                 5.665
 19             6/25/2007             6.824                 7.052
 20             7/25/2007             7.746                 7.746
 21             8/25/2007             7.638                 7.892
 22             9/25/2007             7.678                 7.934
 23             10/25/2007            7.872                 7.872
 24             11/25/2007            7.709                 7.965
 25             12/25/2007            8.338                 8.338
 26             1/25/2008             8.377                 8.656
 27             2/25/2008             8.378                 8.657
 28             3/25/2008             8.883                 8.587
 29             4/25/2008             8.381                 8.660
 30             5/25/2008             8.637                 8.637
 31             6/25/2008             8.595                 8.882
 32             7/25/2008             8.968                 8.968
 33             8/25/2008             8.719                 9.010
 34             9/25/2008             8.724                 9.014
 35             10/25/2008            8.995                 8.995
 36             11/25/2008            8.724                 9.015
 37             12/25/2008            9.049                 9.049
 38             1/25/2009             8.825                 9.119
 39             2/25/2009             8.822                 9.116
 40             3/25/2009             9.717                 9.069
 41             4/25/2009             8.812                 9.106
 42             5/25/2009             9.087                 9.087
 43             6/25/2009             8.808                 9.102
 44             7/25/2009             9.086                 9.086
 45             8/25/2009             8.801                 9.095
 46             9/25/2009             8.797                 9.090
 47             10/25/2009            9.072                 9.072
 48             11/25/2009            8.788                 9.081
 49             12/25/2009            9.063                 9.063
 50             1/25/2010             8.780                 9.072
 51             2/25/2010             8.776                 9.068
 52             3/25/2010             9.674                 9.029
 53             4/25/2010             8.771                 9.064
 54             5/25/2010             9.069                 9.069
 55             6/25/2010             8.789                 9.082
 56             7/25/2010             9.068                 9.068
 57             8/25/2010             8.785                 9.077
 58             9/25/2010             8.781                 9.074
 59             10/25/2010            9.059                 9.059
 60             11/25/2010            8.785                 9.078
 61             12/25/2010            9.122                 9.122
 62             1/25/2011             8.826                 9.120
 63             2/25/2011             8.823                 9.117
 64             3/25/2011             9.766                 9.115
 65             4/25/2011             8.819                 9.113
 66             5/25/2011             9.115                 9.115
 67             6/25/2011             8.820                 9.114
 68             7/25/2011             9.112                 9.112
 69             8/25/2011             8.817                 9.111
 70             9/25/2011             8.817                 9.110
 71             10/25/2011            9.110                 9.110
 72             11/25/2011            8.816                 9.110
 73             12/25/2011            9.110                 9.110
 74             1/25/2012              ***                   ***
 75             2/25/2012              ***                   ***

----------

(1) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 4.1213%, and 4.5575%, respectively.
(2) Available Funds Cap for the Class A, Class M and Class B-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
(3) Available Funds Cap for the Class B-2 and Class B-3 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                   AVAILABLE FUNDS CAP TABLE (STRESSED LIBOR)

                 PAYMENT         AVAILABLE FUNDS       AVAILABLE FUNDS
PERIOD            DATE            CAP (%) (1)(2)        CAP (%) (1)(3)
------            ----            --------------        --------------
  1             12/25/2005           7.030                 6.093
  2              1/25/2006           9.500                 6.093
  3              2/25/2006           9.500                 6.094
  4              3/25/2006           9.500                 6.096
  5              4/25/2006           9.500                 6.098
  6              5/25/2006           9.500                 6.100
  7              6/25/2006           9.500                 6.101
  8              7/25/2006           9.500                 6.103
  9              8/25/2006           19.656                6.104
 10              9/25/2006           19.386                6.106
 11             10/25/2006           19.204                6.110
 12             11/25/2006           18.902                6.112
 13             12/25/2006           18.764                6.113
 14              1/25/2007           18.489                6.115
 15              2/25/2007           18.327                6.117
 16              3/25/2007           18.433                6.119
 17              4/25/2007           18.016                6.140
 18              5/25/2007           17.838                6.176
 19              6/25/2007           18.395                7.438
 20              7/25/2007           18.270                8.189
 21              8/25/2007           17.091                8.209
 22              9/25/2007           16.520                8.231
 23             10/25/2007           16.388                8.233
 24             11/25/2007           15.930                8.243
 25             12/25/2007           16.319                8.709
 26              1/25/2008           12.764                8.959
 27              2/25/2008           12.756                8.963
 28              3/25/2008           13.252                8.968
 29              4/25/2008           12.641                8.972
 30              5/25/2008           12.640                8.983
 31              6/25/2008           12.686                9.621
 32              7/25/2008           13.060                9.974
 33              8/25/2008           12.502                9.986
 34              9/25/2008           12.211                9.987
 35             10/25/2008           12.303                9.984
 36             11/25/2008           11.902                9.986
 37             12/25/2008           12.591                10.450
 38              1/25/2009           11.950                10.718
 39              2/25/2009           11.941                10.720
 40              3/25/2009           12.990                10.718
 41              4/25/2009           11.909                10.707
 42              5/25/2009           12.219                10.697
 43              6/25/2009           11.930                10.750
 44              7/25/2009           12.311                10.808
 45              8/25/2009           11.961                10.801
 46              9/25/2009           11.940                10.790
 47             10/25/2009           12.253                10.779
 48             11/25/2009           11.901                10.769
 49             12/25/2009           12.269                10.814
 50              1/25/2010           11.948                10.838
 51              2/25/2010           11.929                10.831
 52              3/25/2010           12.987                10.824
 53              4/25/2010           11.887                10.813
 54              5/25/2010           12.221                10.824
 55              6/25/2010           11.868                10.818
 56              7/25/2010           12.186                10.811
 57              8/25/2010           11.832                10.801
 58              9/25/2010           11.813                10.792
 59             10/25/2010           12.128                10.782
 60             11/25/2010           11.784                10.782
 61             12/25/2010           10.774                10.774
 62              1/25/2011           10.418                10.765
 63              2/25/2011           10.409                10.756
 64              3/25/2011           11.516                10.748
 65              4/25/2011           10.393                10.739
 66              5/25/2011           10.740                10.740
 67              6/25/2011           10.387                10.733
 68              7/25/2011           10.726                10.726
 69              8/25/2011           10.372                10.718
 70              9/25/2011           10.366                10.712
 71             10/25/2011           10.705                10.705
 72             11/25/2011           10.359                10.704
 73             12/25/2011           10.699                10.699
 74              1/25/2012            ***                   ***
 75              2/25/2012            ***                   ***

----------
(1) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 4.1213%, and 4.5575%, respectively for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter.
(2) Available Funds Cap for the Class A, Class M and Class B-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the 1ML Cap, although such payments and proceeds are excluded from the calculation of the Available Funds Cap described herein.
(3) Available Funds Cap for the Class B-2 and Class B-3 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                         DISCOUNT MARGIN TABLE (TO CALL)

                                 0%                 80%               100%               150%               200%
                            PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED
                               TO CALL            TO CALL            TO CALL            TO CALL           TO CALL
                               -------            -------            -------            -------           -------
                             DISC MARGIN        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN
                             -----------        -----------        -----------        -----------       -----------
CLASS A-2A

               100.0000%         13                 13                 13                 13                 13

               WAL (YRS)        16.30              1.21               1.00               0.70               0.52
          MOD DURN (YRS)        11.28              1.17               0.97               0.68               0.51
        PRINCIPAL WINDOW    Dec05 - Sep29      Dec05 - Apr08      Dec05 - Oct07      Dec05 - Apr07     Dec05 - Nov06

CLASS A-2B

               100.0000%         30                 30                 30                 30                 30

               WAL (YRS)        26.50              4.28               3.00               1.65               1.29
          MOD DURN (YRS)        15.41              3.83               2.77               1.57               1.24
        PRINCIPAL WINDOW    Sep29 - Aug34      Apr08 - Jun13      Oct07 - Sep11      Apr07 - Dec07     Nov06 - May07

CLASS A-2C

               100.0000%         38                 38                 38                 38                 38

               WAL (YRS)        28.74              7.81               6.06               2.25               1.56
          MOD DURN (YRS)        15.92              6.53               5.26               2.12               1.49
        PRINCIPAL WINDOW    Aug34 - Aug34      Jun13 - Sep13      Sep11 - Dec11      Dec07 - May08     May07 - Jul07

CLASS M-1

               100.0000%         53                 53                 53                 53                 53

               WAL (YRS)        26.73              5.19               4.51               3.17               1.85
          MOD DURN (YRS)        15.08              4.52               4.02               2.92               1.75
        PRINCIPAL WINDOW    Feb29 - Aug34      Feb09 - Sep13      May09 - Dec11      Jun08 - Jul09     Jul07 - Jan08

CLASS M-2

               100.0000%         63                 63                 63                 63                 63

               WAL (YRS)        26.73              5.15               4.30               3.66               2.24
          MOD DURN (YRS)        14.91              4.47               3.83               3.33               2.11
        PRINCIPAL WINDOW    Feb29 - Aug34      Jan09 - Sep13      Feb09 - Dec11      Jul09 - Jul09     Jan08 - Feb08

CLASS M-3

               100.0000%         68                 68                 68                 68                 68

               WAL (YRS)        26.73              5.15               4.25               3.66               2.24
          MOD DURN (YRS)        14.83              4.46               3.78               3.32               2.11
        PRINCIPAL WINDOW    Feb29 - Aug34      Jan09 - Sep13      Feb09 - Dec11      Jul09 - Jul09     Feb08 - Feb08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                         DISCOUNT MARGIN TABLE (TO CALL)

                                 0%                 80%               100%               150%               200%
                            PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED
                               TO CALL            TO CALL            TO CALL            TO CALL           TO CALL
                               -------            -------            -------            -------           -------
                             DISC MARGIN        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN
                             -----------        -----------        -----------        -----------       -----------
CLASS M-4

               100.0000%         100                100                100                100               100

               WAL (YRS)        26.73              5.14               4.23               3.58               2.24
          MOD DURN (YRS)        14.32              4.40               3.74               3.23               2.10
        PRINCIPAL WINDOW    Feb29 - Aug34      Dec08 - Sep13      Jan09 - Dec11      Apr09 - Jul09     Feb08 - Feb08

CLASS M-5

                98.6873%         134                155                160                167               187

               WAL (YRS)        26.73              5.13               4.21               3.44               2.24
          MOD DURN (YRS)        13.84              4.35               3.68               3.09               2.08
        PRINCIPAL WINDOW    Feb29 - Aug34      Dec08 - Sep13      Jan09 - Dec11      Mar09 - Jul09     Feb08 - Feb08

CLASS M-6

                97.9506%         140                172                180                192               222

               WAL (YRS)        26.73              5.13               4.20               3.37               2.24
          MOD DURN (YRS)        13.79              4.33               3.67               3.03               2.08
        PRINCIPAL WINDOW    Feb29 - Aug34      Dec08 - Sep13      Dec08 - Dec11      Feb09 - Jul09     Feb08 - Feb08

CLASS B-1

                94.5552%         165                255                280                313               388

               WAL (YRS)        26.65              4.92               4.01               3.22               2.24
          MOD DURN (YRS)        13.53              4.15               3.49               2.89               2.06
        PRINCIPAL WINDOW    Feb29 - Jul34      Dec08 - Jul13      Dec08 - Nov11      Jan09 - Jun09     Feb08 - Feb08

                                 0%                 80%               100%               150%               200%
                            PRICING SPEED      PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED
                               TO CALL            TO CALL            TO CALL            TO CALL           TO CALL
                               -------            -------            -------            -------           -------
                                YIELD              YIELD              YIELD              YIELD             YIELD
                                -----              -----              -----              -----             -----
CLASS B-2

                80.0072%        6.66               10.88              11.99              13.00             15.95

               WAL (YRS)        26.37              4.43               3.63               3.12               2.24
          MOD DURN (YRS)        12.86              3.65               3.07               2.69               1.95
        PRINCIPAL WINDOW    Feb29 - Nov33      Dec08 - Dec11      Dec08 - Jul10      Dec08 - Jan09     Feb08 - Feb08

CLASS B-3

                77.8618%        6.91               13.07              13.97              14.14             17.34

               WAL (YRS)        25.24              3.53               3.14               3.07               2.24
          MOD DURN (YRS)        12.46              2.98               2.68               2.63               1.93
        PRINCIPAL WINDOW    Feb29 - Nov32      Dec08 - Jul10      Dec08 - Jul09      Dec08 - Dec08     Feb08 - Feb08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              0%             80%             100%            150%           200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                         TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                         -----------     -----------     -----------     -----------     -----------
                         DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                         -----------     -----------     -----------     -----------     -----------
CLASS A-2A

             100.0000%        13              13              13              13             13

             WAL (YRS)      16.30            1.21            1.00            0.70           0.52
        MOD DURN (YRS)      11.28            1.17            0.97            0.68           0.51
      PRINCIPAL WINDOW  Dec05 - Sep29   Dec05 - Apr08   Dec05 - Oct07   Dec05 - Apr07   Dec05 - Nov06

CLASS A-2B

             100.0000%        30              30              30              30             30

             WAL (YRS)      26.50            4.28            3.00            1.65           1.29
        MOD DURN (YRS)      15.41            3.83            2.77            1.57           1.24
      PRINCIPAL WINDOW  Sep29 - Aug34   Apr08 - Jun13   Oct07 - Sep11   Apr07 - Dec07   Nov06 - May07

CLASS A-2C

             100.0000%        38              46              46              38             38

             WAL (YRS)      29.24           10.39            8.04            2.25           1.56
        MOD DURN (YRS)      16.06            8.15            6.63            2.12           1.49
      PRINCIPAL WINDOW  Aug34 - Jul35   Jun13 - Apr22   Sep11 - Nov18   Dec07 - May08   May07 - Jul07

CLASS M-1

             100.0000%        53              55              55              59             53

             WAL (YRS)      26.83            5.77            4.98            4.38           1.85
        MOD DURN (YRS)      15.10            4.88            4.34            3.86           1.75
      PRINCIPAL WINDOW  Feb29 - Jul35   Feb09 - Aug20   May09 - Nov17   Jun08 - Jun15   Jul07 - Jan08

CLASS M-2

             100.0000%        63              65              65              68             65

             WAL (YRS)      26.82            5.64            4.69            4.40           2.41
        MOD DURN (YRS)      14.93            4.78            4.10            3.93           2.26
      PRINCIPAL WINDOW  Feb29 - May35   Jan09 - Aug18   Feb09 - Dec15   Sep09 - Jan12   Jan08 - Jul08

CLASS M-3

             100.0000%        68              70              70              70             74

             WAL (YRS)      26.81            5.56            4.58            3.94           2.77
        MOD DURN (YRS)      14.85            4.73            4.02            3.56           2.57
      PRINCIPAL WINDOW  Feb29 - Mar35   Jan09 - Mar17   Feb09 - Sep14   Jul09 - Apr11   Jul08 - Oct08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              0%             80%             100%            150%           200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                         TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                         -----------     -----------     -----------     -----------     -----------
                         DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                         -----------     -----------     -----------     -----------     -----------
CLASS M-4

             100.0000%       100             102             102             102             124

             WAL (YRS)      26.80            5.47            4.50            3.74           4.54
        MOD DURN (YRS)      14.33            4.62            3.92            3.36           3.96
      PRINCIPAL WINDOW  Feb29 - Mar35   Dec08 - Aug16   Jan09 - Apr14   Apr09 - Dec10   Oct08 - Jul12

CLASS M-5

              98.6873%       134             156             161             167             187

             WAL (YRS)      26.78            5.33            4.37            3.53           4.35
        MOD DURN (YRS)      13.85            4.47            3.79            3.16           3.80
      PRINCIPAL WINDOW  Feb29 - Dec34   Dec08 - May15   Jan09 - Apr13   Mar09 - Apr10   Nov09 - Aug10

CLASS M-6

              97.9506%       140             172             180             192             209

             WAL (YRS)      26.74            5.18            4.25            3.39           3.82
        MOD DURN (YRS)      13.79            4.37            3.70            3.05           3.39
      PRINCIPAL WINDOW  Feb29 - Oct34   Dec08 - May14   Dec08 - Jun12   Feb09 - Nov09   Jul09 - Nov09

CLASS B-1

              94.5552%       165             255             280             313             321

             WAL (YRS)      26.65            4.92            4.01            3.22           3.48
        MOD DURN (YRS)      13.53            4.15            3.49            2.89           3.10
      PRINCIPAL WINDOW  Feb29 - Jul34   Dec08 - Jul13   Dec08 - Nov11   Jan09 - Jun09   Mar09 - Jul09

                              0%             80%             100%            150%           200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                         TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                         -----------     -----------     -----------     -----------     -----------
                            YIELD           YIELD           YIELD           YIELD           YIELD
                            -----           -----           -----           -----           -----
CLASS B-2

              80.0072%       6.66           10.88           11.99           13.00           12.72

             WAL (YRS)      26.37            4.43            3.63            3.12           3.24
        MOD DURN (YRS)      12.86            3.65            3.07            2.69           2.78
      PRINCIPAL WINDOW  Feb29 - Nov33   Dec08 - Dec11   Dec08 - Jul10   Dec08 - Jan09   Jan09 - Mar09

CLASS B-3

              77.8618%       6.91           13.07           13.97           14.14           14.05

             WAL (YRS)      25.24            3.53            3.14            3.07           3.10
        MOD DURN (YRS)      12.46            2.98            2.68            2.63           2.65
      PRINCIPAL WINDOW  Feb29 - Nov32   Dec08 - Jul10   Dec08 - Jul09   Dec08 - Dec08   Dec08 - Jan09


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------
BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown and Class A-1 Certificates pay sequentially):

                                      FORWARD LIBOR
                             ------------------------------
                             25% LOSS   35% LOSS   45% LOSS
                             SEVERITY   SEVERITY   SEVERITY
                             --------   --------   --------
CLASS M-1      CDR Break       30.13%     20.01%     14.99%
               Cum Loss        12.63%     13.48%     14.03%
                               ----------------------------
CLASS M-2      CDR Break       21.07%     14.56%     11.12%
               Cum Loss         9.98%     10.67%     11.10%
                               ----------------------------
CLASS M-3      CDR Break       18.62%     13.01%     10.00%
               Cum Loss         9.15%      9.78%     10.18%
                               ----------------------------
CLASS M-4      CDR Break       15.03%     10.66%      8.26%
               Cum Loss         7.81%      8.34%      8.68%
                               ----------------------------
CLASS M-5      CDR Break       13.02%      9.33%      7.28%
               Cum Loss         6.99%      7.48%      7.79%
                               ----------------------------
CLASS M-6      CDR Break       11.69%      8.36%      6.51%
               Cum Loss         6.42%      6.82%      7.07%
                               ----------------------------
CLASS B-1      CDR Break        8.98%      6.43%      5.01%
               Cum Loss         5.17%      5.44%      5.60%
                               ----------------------------
CLASS B-2      CDR Break        7.30%      5.23%      4.07%
               Cum Loss         4.34%      4.53%      4.63%
                               ----------------------------
CLASS B-3      CDR Break        5.59%      4.01%      3.12%
               Cum Loss         3.43%      3.56%      3.62%
                               ----------------------------


                                  (LINE GRAPH)


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. the collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2005-HE2
--------------------------------------------------------------------------------


                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 4.1213%, 6ML = 4.5575%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates minus (c) the Net Swap Payment, if any, on the relevant Distribution Date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

               EXCESS SPREAD IN BPS      EXCESS SPREAD IN BPS
  PERIOD          (STATIC LIBOR)           (FORWARD LIBOR)
  ------          --------------           ---------------
Avg yr1                 146                      112
Avg yr2                 209                      185
Avg yr3                 409                      369
Avg yr4                 441                      397
Avg yr5                 443                      397

                                                      EXCESS SPREAD
            EXCESS SPREAD     1 MONTH     6 MONTH        IN BPS
               IN BPS         FORWARD     FORWARD       (FORWARD
PERIOD     (STATIC LIBOR)      LIBOR       LIBOR          LIBOR)
------     --------------      -----       -----          ------
  1              223          4.1213%     4.5575%          223
  2              150          4.3944%     4.6745%          122
  3              150          4.4547%     4.7586%          116
  4              194          4.5891%     4.8425%          150
  5              150          4.6738%     4.8893%          93
  6              164          4.8684%     4.9286%          90
  7              149          4.8064%     4.9378%          80
  8              164          4.8697%     4.9415%          90
  9              101          4.9450%     4.9374%          95
  10             102          4.8710%     4.9232%          94
  11             106          4.9057%     4.9244%          96
  12             103          4.9248%     4.9230%          93
  13             107          4.8283%     4.9204%          96
  14             104          4.8464%     4.9394%          92
  15             104          4.8631%     4.9551%          91
  16             116          4.8789%     4.9723%          103
  17             107          4.8963%     4.9900%          91
  18             115          4.9127%     5.0054%          97
  19             237          4.9307%     5.0217%          216
  20             321          4.9463%     5.0146%          294
  21             319          4.9614%     5.0067%          286
  22             322          4.9779%     4.9966%          285
  23             330          4.9927%     4.9830%          291
  24             324          5.0075%     4.9697%          281
  25             375          4.8905%     4.9531%          342
  26             392          4.8956%     4.9584%          348
  27             391          4.9016%     4.9625%          347
  28             413          4.9048%     4.9675%          373
  29             390          4.9097%     4.9721%          345
  30             402          4.9137%     4.9758%          358
  31             411          4.9183%     4.9806%          376
  32             434          4.9221%     4.9883%          400
  33             422          4.9273%     4.9975%          385
  34             422          4.9307%     5.0070%          383
  35             434          4.9339%     5.0141%          396
  36             420          4.9382%     5.0234%          379
  37             438          4.9693%     5.0330%          399
  38             431          4.9741%     5.0372%          385
  39             433          4.9791%     5.0411%          386
  40             475          4.9820%     5.0454%          436
  41             433          4.9870%     5.0501%          386
  42             447          4.9915%     5.0536%          402
  43             434          4.9952%     5.0580%          389
  44             448          4.9985%     5.0638%          407
  45             434          5.0029%     5.0722%          390
  46             434          5.0062%     5.0776%          390
  47             448          5.0091%     5.0827%          405
  48             434          5.0127%     5.0895%          388
  49             448          5.0336%     5.0960%          404
  50             434          5.0388%     5.0993%          388
  51             434          5.0414%     5.1025%          388
  52             476          5.0432%     5.1052%          437
  53             434          5.0473%     5.1091%          386
  54             450          5.0504%     5.1124%          404
  55             436          5.0534%     5.1146%          388
  56             449          5.0557%     5.1136%          404
  57             435          5.0588%     5.1137%          386
  58             435          5.0613%     5.1119%          386
  59             449          5.0642%     5.1095%          402
  60             435          5.0650%     5.1083%          385
  61             455          5.0488%     5.1062%          401
  62             440          5.0515%     5.1079%          382
  63             439          5.0524%     5.1089%          381
  64             485          5.0525%     5.1099%          436
  65             439          5.0556%     5.1120%          380
  66             455          5.0557%     5.1126%          399
  67             439          5.0570%     5.1137%          381
  68             454          5.0583%     5.1260%          399
  69             439          5.0588%     5.1402%          381
  70             439          5.0595%     5.1526%          380
  71             454          5.0602%     5.1648%          399
  72             439          5.0630%     5.1789%          380
  73             455          5.1319%     5.1917%          394
  74             ***          5.1343%     5.1942%          ***


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.